UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF
THE SECURITIES ACT OF 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

AlTi Global, Inc.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2025 Annual Meeting of Stockholders

Annual Meeting of Stockholders

Date & Time Monday, June 16, 2025 10:00 a.m., ET	Location www.proxyvote.com	Record Date Monday, April 21, 2025

Voting Matters

At or before the 2025 Annual Meeting of Stockholders, we ask that you vote on the following items:

Proposal	Board Recommendation	Page Reference
Item 1 Election of Directors	Vote FOR each director nominee	32
Item 2 Ratification of the Appointment of the Independent Registered Public Accounting Firm	Vote FOR	33
Item 3 Approval of an Amendment to AlTi Global, Inc.’s 2023 Stock Incentive Plan	Vote FOR	34

AlTi Global, Inc.

22 Vanderbilt Ave., 27th Floor
New York, New York 10017

To the Stockholders of AlTi Global, Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AlTi Global, Inc. to be held on June 16, 2025, at 10:00 a.m., Eastern Time.  The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them.  You will be able to attend the Annual Meeting by registering at www.virtualshareholdermeeting.com/ALTI2025 prior to the Annual Meeting.

The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of the 2025 Annual Meeting of Stockholders and proxy statement.

On or about April 29, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials to stockholders.  As described more fully in that Notice, you may choose to access our proxy materials via the Internet, or you may request to receive paper copies of the proxy materials.  This allows us to conserve natural resources and reduces the costs of printing and distributing the proxy materials, while providing our stockholders with access to the proxy materials in a fast and efficient manner.  If you request proxy materials by mail, the Notice of the 2025 Annual Meeting of Stockholders, proxy statement and proxy card or voting instruction card, and Annual Report on Form 10-K will be sent to you.

You may cast your vote via the Internet, by telephone, or by completing and mailing a proxy card to ensure that your shares will be represented.  Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend.  Returning the proxy does not deprive you of your right to attend and vote your shares electronically at the Annual Meeting.

Thank you for your continued investment in AlTi Global, Inc.

Michael Tiedemann
Chief Executive Officer

April 29, 2025

AlTi Global, Inc.
22 Vanderbilt Ave., 27th Floor
New York, New York 10017

Notice of 2025 Annual Meeting of Stockholders

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AlTi Global, Inc. (the “Company”) is to be held on June 16, 2025, at 10:00 a.m., Eastern Time.  The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast.  You will be able to attend the Annual Meeting by registering at www.virtualshareholdermeeting.com/ALTI2025 prior to the Annual Meeting.

We are holding the Annual Meeting for the following purposes, which are more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice:

No.	Proposal	Board Recommendation

1.
To vote to elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.
Vote FOR each nominee

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.	Vote FOR

3.
To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares.
Vote FOR

4.	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.

You may vote if you were a record owner of our common stock at the close of business on April 21, 2025, which we refer to as the Record Date.  The vote required to approve the proposals to be presented is set forth in each proposal brought for stockholders’ approval in the accompanying Proxy Statement.

Your vote is very important. Stockholders may vote their shares (i) at the virtual Annual Meeting, (ii) by telephone, (iii) via the Internet, or (iv) by completing and mailing a proxy card if you receive your proxy materials by mail.  Specific instructions for voting by telephone or through the Internet (including voting deadlines) are included in the proxy card.  For specific instructions on how to vote your shares, please refer to the instructions in the section titled “INFORMATION ABOUT OUR ANNUAL MEETING” of the Proxy Statement or on the proxy card.  Whether or not you expect to attend the Annual Meeting, please vote at your earliest convenience by following the instructions in the proxy card you received in the mail.

- i -

By order of the Board of Directors,

Michael Tiedemann

Chief Executive Officer New York, New York

April 29, 2025

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 16, 2025.

On or about April 29, 2025, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on April 21, 2025, containing instructions on how to access our Proxy Statement, Annual Report and voting instructions.  The Notice also contains instructions on how you can (i) receive a paper copy of the proxy materials, if you only received the Notice by mail, or (ii) elect to receive your proxy materials over the Internet.  We encourage you to access and review all of the information contained in the proxy materials before voting.  Our Proxy Statement, Annual Report, and other materials are available at www.proxyvote.com.

- ii -

- iii -

AlTi Global, Inc.
22 Vanderbilt Ave., 27th Floor
New York, New York 10017

PROXY STATEMENT

This Proxy Statement is being made available to stockholders of AlTi Global, Inc. (“we,” “us,” “our” and the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 16, 2025, at 10:00 a.m., Eastern Time, or at any postponement or adjournment of the Annual Meeting.  The Annual Meeting will be a completely virtual meeting of stockholders conducted via a live audio webcast at www.proxyvote.com.  There will not be a physical location for the Annual Meeting.

This Proxy Statement and a form of proxy have been made available to our stockholders on the Internet, and the Notice of Internet Availability of Proxy Materials has been mailed to stockholders on or about April 29, 2025.

The mailing address of our principal executive office is AlTi Global, Inc., 22 Vanderbilt Ave., 27th Floor, New York, New York 10017, Attention: Colleen Graham, Chief Legal, Compliance & Risk Officer.

Our Internet website and the information contained therein or linked thereto are not incorporated by reference or otherwise made a part of this Proxy Statement.

INFORMATION ABOUT OUR ANNUAL MEETING

Why are we holding a virtual Annual Meeting?

We are leveraging technology to hold a virtual Annual Meeting that expands convenient access to, and enables participation by, stockholders from any location around the world.  We believe the virtual format encourages attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with an in-person meeting.

Who may attend the Annual Meeting?

Holders of record of our Class A common stock, par value $0.0001 (“Class A Common Stock”), and Class B common stock, par value $0.0001 (“Class B Common Stock” and together with the Class A Common Stock, our “Common Stock”), at the close of business on April 21, 2025 (the “Record Date”), or their duly appointed proxies, and our invited guests are permitted to attend the Annual Meeting.

How can I attend and participate in the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively via live audio webcast.  To attend the Annual Meeting, you must register at www.virtualshareholdermeeting.com/ALTI2025 using the control number located on your proxy card or voting instruction form.  Upon completing your registration, you will receive further instructions by email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions to be answered at the Annual Meeting.  If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, as part of the registration process, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee.  The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on June 16, 2025.  We encourage you to access the virtual meeting website prior to the start time.  Online check-in will begin at 9:00 a.m., Eastern Time, and you should allow ample time to ensure your ability to access the Annual Meeting.

We will hold our question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.  You may submit questions using the unique link delivered to you upon completion of your registration at www.proxyvote.com.

The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct.  A replay of the Annual Meeting will be available on our website at https://ir.alti-global.com after the meeting.

What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website.  If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please use the contact information provided to you upon registration for the Annual Meeting at www.proxyvote.com.

Can I vote at the Annual Meeting?

You may vote your shares electronically at the Annual Meeting by using the control number on your proxy card or voting instruction form and following the instructions delivered to you upon completing your registration at www.proxyvote.com.  If you have already voted previously by telephone or Internet, there is no need to vote again at the Annual Meeting unless you wish to revoke and change your vote.

Can I vote by telephone or Internet?

For beneficial stockholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options.  Stockholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer.  Registered stockholders with shares registered directly in their names with Continental Stock Transfer & Trust Company, the Company’s transfer agent, will also be able to vote by telephone and via the Internet.  If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Continental Stock Transfer & Trust Company, you may vote those shares by calling the telephone number specified on your proxy or accessing the Internet website address specified on your proxy instead of completing and signing the proxy itself.  Submitting a proxy will not affect your right to vote electronically at the Annual Meeting should you decide to attend the Annual Meeting.  The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly.

The accompanying proxy card provides instructions on how to vote via the Internet or by telephone.

What is the purpose of the Annual Meeting and what are the voting recommendations of the Board?

The Annual Meeting will be held for the following purposes:

No.	Proposal	Board Recommendation

1.
To vote to elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.
Vote FOR each nominee

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.	Vote FOR

3.
To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares.
Vote FOR

4.	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.

Who may vote?

The Board set April 21, 2025 as the Record Date for the Annual Meeting.  Holders of our Common Stock at the close of business on the Record Date are entitled to vote their shares at the Annual Meeting and at any postponements or adjournments of the Annual Meeting.

There were 99,873,686 shares of our Common Stock issued and outstanding as of the Record Date, all of which are entitled to be voted at the Annual Meeting.  See “—What are the voting rights of the Company’s stockholders?”

What are the voting rights of the Company’s stockholders?

Holders of our Common Stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

How do I revoke my proxy and change my vote?

You may change your vote or revoke your proxy at any time before the vote at the Annual Meeting.  You may change your vote prior to the Annual Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Annual Meeting at AlTi Global, Inc., Attention:  Colleen Graham, Chief Legal, Compliance & Risk Officer, 22 Vanderbilt Ave., 27th Floor, New York, New York 10017.  Only your latest dated proxy we receive at or prior to the Annual Meeting will be counted.  You may also revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by voting again via the Internet or by telephone.  Attendance at the virtual meeting will not by itself revoke a previously granted proxy.  If a broker, bank, or other nominee holds your shares in “street name” for you as the ultimate beneficial owner and you wish to change your vote, you must follow the directions provided by your brokerage or other financial intermediary.

What happens if I submit or return my proxy card without voting?

When you properly submit your proxy, the shares it represents will be voted at the Annual Meeting in accordance with your directions.  Unless otherwise specified in the proxy, shares of our stock represented by proxies will be voted:

•	FOR the election of each of the director nominees named in this Proxy Statement.

•	FOR ratification of KPMG as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

•	FOR the amendment to the Company’s 2023 Stock Incentive Plan.

In accordance with the recommendation of our Board of Directors “FOR” or “AGAINST” all other business as may properly be brought before the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

What constitutes a quorum?

The presence of a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders.  Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.

If less than a majority of the outstanding shares of Common Stock is represented at the Annual Meeting, the Chair of the meeting may adjourn the Annual Meeting to another date, time, or place.  Notice need not be given of the new date, time, or place if announced at the Annual Meeting before an adjournment is taken, unless the Board, after adjournment, fixes a new record date for the Annual Meeting (in which case a notice of the adjourned meeting will be given to stockholders of record on such new record date, each of whom would be entitled to vote at the adjourned meeting).

What vote is required for the proposals to pass?

No.	Proposal	Vote Required
1.
To vote to elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.
A plurality of the votes of shares of Common Stock present and entitled to vote.
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.	A majority of votes cast as to the proposal.
3.
To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares.
A majority of votes cast as to the proposal.
4.	To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.

What is the effect of abstentions?

Proxies received but marked “ABSTAIN” will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum.  Abstentions will not have an effect on the outcome of Proposals No. 1, 2 or 3.

What are “broker non-votes” and what effect do they have on the proposals?

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion.  Under the rules of New York Stock Exchange (“NYSE”) (which in this matter also apply to Nasdaq-listed companies), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your uninstructed shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters.  A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules.  Proposals 1 and 3 is considered to be “non-routine” under NYSE rules such that your broker, bank or other agent may not vote your shares on that proposal in the absence of your voting instructions.  Conversely, Proposal 2 is considered to be a “routine” matter under NYSE rules so that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.  Broker non-votes, if any, will have no effect on the outcome of Proposals 1, 2 or 3.

What is “householding” and how does it work?

SEC rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering only one copy of our Annual Report and this Proxy Statement addressed to those stockholders, if consented to by the stockholders.  This delivery method, called “householding,” reduces our printing and mailing costs and provides extra convenience for stockholders.  Stockholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

Once a stockholder has received notification from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” A stockholder may revoke such stockholder’s consent by notifying its broker or delivering written notice of such revocation to the Company at AlTi Global, Inc., Attention: Colleen Graham, Chief Legal, Compliance & Risk Officer, 22 Vanderbilt Ave., 27th Floor, New York, New York 10017.  Upon written or oral request of a stockholder at a shared address to which a single copy of this Proxy Statement and 2025 Annual Report was delivered, we will deliver promptly separate copies of these documents or do so in the future if requested.

How can I submit a stockholder proposal for next year’s annual meeting?

Any stockholder of the Company who wishes to present a proposal for inclusion in the proxy statement and form of proxy for action at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) must comply with our Bylaws and the rules and regulations of the SEC, each as then in effect.  Such proposals must be mailed to us at our office at AlTi Global, Inc., Attention:  Colleen Graham, Chief Legal, Compliance & Risk Officer, 22 Vanderbilt Ave., 27th Floor, New York, New York 10017.

Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders.  In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2026 Annual Meeting between February 16, 2026 and March 18, 2026.  If we change the date of our 2026 Annual Meeting by more than 30 days before, or more than 60 days after, the one-year anniversary of the Annual Meeting, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day, prior to our 2026 Annual Meeting or, if later, the tenth day following the day on which certain public disclosure as described in our Bylaws of the meeting date is made.  The public announcement of an adjournment or postponement of the 2026 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement.

You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders may present proper proposals for inclusion in our proxy statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner.  Stockholder proposals as permitted by SEC Rule 14a-8 for inclusion in our proxy materials relating to the 2026 Annual meeting must be submitted to the Corporate Secretary in writing no later than December 30, 2025.

In addition, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act.  The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.

Who tabulates the votes?

Prior to the Annual Meeting, we will select an inspector of election for the meeting.  Such inspector will determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes and determine the results thereof.

Who pays the cost of this proxy solicitation?

The Company is paying the cost of soliciting your proxy, and we will reimburse brokerage firms and others for forwarding proxy materials to you.  Our directors, officers and employees may participate in the solicitation of proxies without additional consideration.  We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, and other institutional owners.  Our costs for such services, if retained, will not be significant.

Where can I find voting results of the Annual Meeting?

We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days following the Annual Meeting.

What are the implications of the Company being an emerging growth company?

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).  As an emerging growth company, we provide in this Proxy Statement, the scaled disclosure permitted under the JOBS Act.  In addition, as an emerging growth company, we are not required to conduct votes seeking stockholder approval on an advisory basis of (1) the compensation of our “named executive officers” or the frequency with which such votes must be conducted or (2) compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

DIRECTORS & EXECUTIVE OFFICERS

Information Regarding the Directors and Director Nominees

Our Certificate of Incorporation provides for the annual election of directors.  At each annual meeting, directors will be elected to hold office until the next year’s annual meeting of stockholders or until his or her successor is duly elected and qualified.  Each director nominee has been reviewed and recommended for nomination by our Environmental, Social Governance and Nominating Committee (the “ESG&N” or “ESG&N Committee”) and has consented to serve as a director if elected.  Although management does not anticipate that any nominee will be unable or unwilling to serve as a director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute designated by the Board, unless the Board decides to reduce the number of directors constituting the Board.  Our directors are elected by a plurality of vote cast; therefore, the nominees who receive the largest number of votes cast in favor of their election will be elected.

The Board has an Audit, Finance & Risk Committee (the “AFRC” or “Audit Committee”), a Human Capital and Compensation Committee (the “HC&C” or “Compensation Committee”), the ESG&N Committee, and a Transaction Committee (the “TC” or “Transaction Committee”). As of the date of this Proxy Statement, our directors are as follows:

					Committee Membership
Name	Age	Position(s)	Independent	Director Since	AFRC	HC&C	ESG&N	TC
Ali Bouzarif	46	Director	No	2023				●
Tracey Brophy Warson	62	Director	Yes	2023		●	●
Nazim Cetin	47	Director	Yes	2024		●		●
Norma Corio	64	Director	Yes	2023	●	●	●
Mark Furlong	67	Director	Yes	2023	●	●		●
Timothy Keaney	63	Chair of the Board	Yes	2023	●		●
Michael Tiedemann	53	Chief Executive Officer and Director	No	2023				●
Andreas Wimmer	50	Director	Yes	2024
		Number of Committee Meetings in 2024			13	9	4	1

● Chair

Director Nominees

Ali Bouzarif.  Mr. Bouzarif has served as a member of our Board since January 2023.  Mr. Bouzarif was previously a member of the Supervisory Board and Partner of Alvarium Investments Limited (“Alvarium”).  He also served on the Finance and Compensation Committee of Alvarium.  Mr. Bouzarif is currently CEO of IlWaddi Advisors and has worked with IlWaddi Group, a global private investment group, since 2017.  Mr. Bouzarif previously served as the Head of M&A at the Qatar Investment Authority (the “QIA”) from 2007 to 2017.  At the QIA, he was a member of the management investment committee and was instrumental in the completion of several notable transactions, such as the acquisition of the Harrods Department store and the merger of the Fairmont Raffles Hotels Group with AccorHotels, among others.  During his tenure at the QIA, Mr. Bouzarif served as a member of the board of directors and the remuneration committee of Heathrow Airport and

American Express Global Business Travel (NYSE:  GBTG), a board member and member of the commitment committee of AccorHotels, and a member of the board of Canary Wharf Group.  Mr. Bouzarif holds a Master’s degree in business engineering from Solvay Brussels School of Economics & Management and is a CFA® charterholder.

Mr. Bouzarif’s qualifications to serve on our Board include his investment management experience and time spent serving as a member of a variety of boards of directors.

Tracey Brophy Warson.  Ms. Warson has served as a member of our Board since January 2023.  Ms. Warson currently works as a strategic advisor for multiple start-up companies and has more than 32 years of experience in the financial services industry.  She began her career at Wells Fargo (NYSE:  WFC) in 1988 where she served in various executive roles, ultimately becoming Executive Vice President of Private Client Services, a role she served in until 2006.  From 2006 until 2010, Ms. Warson worked as Managing Director and Head of the Western Division of US Trust, Bank of America Private Wealth Management.  In 2010, she became the Head of the Western Division of Citi Private Bank of Citigroup (NYSE:  C) and served in that role until 2014.  From 2014 until 2019, Ms. Warson served as Chief Executive Officer of Citi Private Bank (North America) where she led the Private Bank business across 25 offices throughout the U.S. and Canada, overseeing $230 billion in client business volume.  Additionally, from 2014 to 2018, Ms. Warson was the Co-Chair of Citi Women, Citi’s global strategy to promote the advancement of women.  In this role, she led the firm’s progress in pay equity, representation, and in having Citi sign the Women’s Empowerment Principles of the United Nations.  In 2019, Ms. Warson was named Chair of Citi Private Bank and she retired in 2020.  Ms. Warson served on the Board of InterPrivate II Acquisition Corp. (NYSE:  IPVA), a special purpose acquisition company, in 2021.  In 2021, Ms. Warson began serving on the board for SilverSpike Capital, LLC, a privately held company that focuses on investment management primarily in the cannabis and alternative health and wellness industries.  Ms. Warson earned a Bachelor of Arts from the University of Minnesota in business administration and French.

Ms. Warson’s qualifications to serve on our Board include her immense experience working in the wealth management industry and her time spent serving as the director of a U.S.-listed public company.

Nazim Cetin. Dr. Cetin was appointed as director on the Board on July 31, 2024, pursuant to the Allianz Investor Rights Agreement (as defined below). He has been serving as the CEO of Allianz X since 2017, bringing over a decade of leadership experience in investment, business development, and entrepreneurship to the role.

Before Allianz X, Dr. Cetin was the Vice President of Corporate Development & New Businesses at the media conglomerate Bertelsmann. He also founded Agora 42, the first German periodical dedicated to economics and philosophy. Prior to that, Dr. Cetin held the position of Vice President of Commercial Finance at Maple Bank, where he played a pivotal role in internationalizing the bank’s Commercial Finance division. He began his career in investment banking at LBBW.

In addition to his position at Allianz X, Dr. Cetin is an active member of the supervisory boards of several companies, including Ualá and Pie Insurance. He holds a Ph.D. in Economics from Witten-Herdecke University, an M.Sc. in Economics and Management from Universitat Pompeu Fabra Barcelona, and earned his first degree in Quantitative Economics from the Eberhard Karl University of Tübingen.

Norma Corio.  Ms. Corio currently serves on the Board of several public companies and has more than 40 years of experience in the financial services industry.  She began her career in 1982 working in a variety of roles during her 30 years at JPMorgan Chase & Co. (“JPMorgan”), including as Head of Restructuring in the firm’s Investment Banking division and, subsequently, as Treasurer during the 2008-2010 financial crisis.  Following JPMorgan, Ms. Corio served as Co-President of Miller Buckfire, a Stifel company, from 2013 to 2014.  In 2014, she became Chief Financial Officer of American Express Global Business Travel (NYSE:  GBTG), a role she held until 2017.  From 2018 until 2022, Ms. Corio served as a Senior Managing Director of One Equity Partners, arranging debt financing for portfolio companies as Head of Capital Markets, serving on the Investment Committee and on several portfolio company boards.  Ms. Corio currently serves on the board of

Cicor Technologies Ltd. (SWX:  CICN) and is a member of the Audit Committee, and serves as Chair of the Audit Committee of Finance of America Companies, Inc. (NASDAQ:  FOA).  She also serves on the board of private companies:  Omni Environmental Solutions, Inc., serving as Chair of the Audit Committee, and Wood Technology, Inc., serving as Chair of the Compensation Committee and member of the Audit Committee.  Previously, Ms. Corio served on the board of private company, Bibliotheca Group. Prior to that, she was on the Board of GO Acquisition Corp. (NYSE:  GOAC) as Audit Committee Chair and member of the Nominating and Compensation Committees from 2020 to 2022.  Ms. Corio graduated with a Bachelor of Arts in Economics from LeMoyne College and earned a Master’s in Business Administration from Pace University.

Ms. Corio’s qualifications to serve on our Board include her years spent working in the financial services industry and her extensive service on various public company boards of directors.

Mark Furlong.  Mr. Furlong has served as a member of our Board since September 2023. He is the former President and Chief Executive Officer of BMO Harris Bank, N.A., a role he held from 2011 until his retirement in 2015. Previously, he worked at Marshall & Ilsley Corporation, which he joined in 2001 as Chief Financial Officer, was elected President in 2004, Chief Executive Officer in 2007 and Chairman in 2010. His prior experience includes service as Chief Financial Officer of Old Kent Financial Corp., as First Vice President, Corporate Development for H.F. Ahmanson & Company and as audit partner for Deloitte & Touche LLP. Mr. Furlong currently serves as a Director of Kforce Inc. Mr. Furlong continues to be active in a variety of not-for-profit organizations. Mr. Furlong graduated with a Bachelor of Science degree from Southern Illinois University.

Mr. Furlong’s qualifications to serve on our Board include his years spent working in the financial services industry and his extensive service on various company boards of directors.

Timothy Keaney.  Mr. Keaney has served as a member of our Board since January 2023.  Mr. Keaney worked for the Bank of New York Company in various executive roles from 2000 until 2006 including head of the asset servicing business, and as head of the Bank of New York Company’s presence in Europe, having management responsibilities for all business activity in Europe.  Upon the Bank of New York Company’s merger with the Mellon Financial Corporation in 2007 (forming the Bank of New York Mellon Corporation (NYSE:  BK)), Mr. Keaney began serving as co-Chief Executive Officer of the BNY Mellon’s asset servicing, and later served individually as Chief Executive Officer of asset servicing from 2010 until 2012.  Mr. Keaney served as Vice Chairman of BNY Mellon from October 2010 until September 2014, and as Chief Executive Officer of Investment Services from 2013 to 2014.  Mr. Keaney has served on the board of UNUM Group (NYSE:  UNM) since 2012, currently serving as a member of the Finance Committee and as Chairman of the Audit Committee.  Since 2019, Mr. Keaney has also served as a Director for PolySign, Inc., a privately held fintech company.  Mr. Keaney earned a B.S.B.A. from Babson College.

Mr. Keaney’s qualifications to serve on our Board include his lengthy experience working in both the asset management and fintech industries, in addition to his time spent serving as a director of a U.S.-listed public company.

Michael Tiedemann.  Mr. Tiedemann has served as our Chief Executive Officer and as a member of our Board since January 2023.  Mr. Tiedemann is a Founding Partner and was the Chief Executive Officer of Tiedemann Wealth Management Holdings, LLC (“TWMH”) as well as the Managing Member and Chief Executive Officer of TIG Advisors LLC (“TIG” or “TIG Advisors”).  Mr. Tiedemann began his career working for TIG as an emerging markets research analyst and continues to serve as Managing Member and Chief Executive Officer of TIG, in addition to his roles at TWMH.  In 1994, he joined the equity research group at Banco Garantia, one of Brazil’s leading investment banks, and worked closely with Banco Garantia’s Hedge Fund-of-Funds Group.  In 1998, when Credit Suisse acquired Banco Garantia, Mr. Tiedemann headed Credit Suisse’s sales trading efforts for Latin America until he left to start TWMH in 2000.  He has been recognized by a number of foundations for his charitable contributions and serves as a board member for several philanthropic organizations.  He was also a member of TWMH’s Board of Directors and Chairman of the Internal Investment Committee for Tiedemann

Advisors, the registered investment advisor subsidiary of TWMH.  Mr. Tiedemann received a Bachelor of Arts degree from Ohio Wesleyan University.

Mr. Tiedemann’s qualifications to serve on our Board include his years of experience working in the financial services industry and his extensive familiarity with a number of our business functions stemming from his wide-ranging involvement in both TIG and TWMH.

Andreas Wimmer. Dr. Wimmer was appointed as director on the Board on July 31, 2024, pursuant to the Allianz Investor Rights Agreement. He has been a member of the Board of Management of Allianz SE since 2021, where he currently oversees the company’s global asset management operations, Allianz Life in the United States, and Allianz Global Life.

Prior to his current role, Dr. Wimmer served as the CEO of Allianz Lebensversicherungs-AG, the largest life insurance company within the Allianz Group and the leading provider of life insurance in Germany. Before that, he held various leadership roles at Allianz Leben, including overseeing corporate clients, sales, broker management, and product development in the life insurance sector. During this time, he was instrumental in pioneering innovative investment strategies, refocusing the business on modern guarantee solutions. This strategic shift allowed for greater flexibility in capital investments and delivered attractive long-term returns for clients.

Dr. Wimmer began his professional journey in 1999 as a researcher at the Institute for Banking Innovation in Germany. He holds a Ph.D. in Business Administration from the University of Regensburg and an MBA from Murray State University in the US.

Biographical Information Regarding Executive Officers Who Are Not Directors

As of the date of this Proxy Statement, our executive officers who are not directors are as follows:

Name	Age	Position(s)
Brooke Connell	53	President of US Wealth Management
Colleen Graham	59	Chief Legal, Compliance & Risk Officer
Michael Harrington	62	Chief Financial Officer
Kevin Moran	47	President and Chief Operating Officer
Robert Weeber	42	President of International Wealth Management

Brooke Connell.  Mr. Connell has over 30 years of experience in financial services and has served as President of our U.S. Wealth Management division since January 2023. Mr. Connell began his TWMH career in 2002, where he served as a managing director responsible for portfolio construction and risk management, and most recently served as Head of East Coast Advisory where he was responsible for overseeing the client team and continues to serve as Advisor for a number of the firm’s clients.  Prior to joining TWMH, Mr. Connell was a Senior Vice President at Kinetics Asset Management, Inc., where he oversaw product and business development for proprietary mutual funds, separate accounts and hedge funds.  Before Kinetics, Mr. Connell was Vice President for Chase Manhattan’s Global Asset Management (“GAM”) Group, with responsibility for developing investment strategies for the firm.  In this role, he led the manager due diligence group for GAM and was on the team responsible for launching the third-party manager platform at the Global Private Bank.  Mr. Connell is a member of the Board of Visitors at St. George’s School and holds a Bachelor of Arts in international business relations from Hobart College in Geneva, New York.

Colleen Graham.  Ms. Graham has served as our Global General Counsel since March 2023, and now serves as our Chief Legal, Compliance and Risk Officer. Ms. Graham has over 30 years of experience in financial services. She started her career in private practice before joining Credit Suisse.  Ms. Graham worked at Credit Suisse from August 1996 to July 2017 in various senior roles, including as a Managing Director, Head of Compliance Americas, Global Chief Control and Operational Risk Officer for the Investment Bank, Head of Business Risk Management for the Private Bank Americas and ultimately Co-Founder, CEO and on the Board of Directors of Signac LLC, a joint venture between Credit Suisse and Palantir Technologies At Credit Suisse, Ms. Graham served as Co-Chair of the Operational Risk Committee, on the Reputational Risk Committee and Head of Internal Control Systems for Credit Suisse Private Advisors.  Most recently, Ms. Graham served as Executive Vice President and General Counsel of Boston Private Financial Holdings from April 2019 to July 2021 and General Counsel and Chief Supervisory Officer of Boston Private’s successor entity, SVB Private from July 2021 to February 2023, where she served on the board of SVB Investment Services, Inc. Ms. Graham received her bachelor’s degree in finance and marketing from the Boston College Carroll School of Management, and her juris doctorate from St. John’s University School of Law where she was a St. Thomas More Scholar and received a full tuition academic scholarship.

Michael Harrington.  Mr. Harrington has served as our Chief Financial Officer since February 2025. Mr. Harrington brings nearly four decades of experience in financial services across the banking, investment management and asset management industries to the position. Mr. Harrington most recently served as the Chief Financial Officer of Republic First Bancorp, Inc. (“Republic Bank”) from December 2022 to April 2024. Prior to Republic Bank, Mr. Harrington was a Banker-in-Residence with Jacobs Asset Management in 2022 and the Chief Financial Officer of Bryn Mawr Trust Corporation from 2015 through 2022. Mr. Harrington received his bachelor’s degree in business administration from Bloomsburg University and his MBA from St. Joseph’s University.

Kevin Moran.  Mr. Moran has served as our Chief Operating Officer since January 2023 and was named our President on March 22, 2024. Mr. Moran began his career with Tiedemann Advisors in 2008 as General Counsel and Chief Compliance Officer and has served as the Chief Operating Officer and General Counsel of TWMH, Tiedemann Advisors and Tiedemann Trust Company since September 2017. He previously was a member of the Executive Committee and the Chairman of the New Business Acceptance Committee for Tiedemann Advisors.  Mr. Moran previously managed Tiedemann Advisors’ Finance, Operations, Client Service, Technology, Legal, Compliance, Human Resources and Extended Family Office Services teams, and he oversees M&A activity for TWMH.  Prior to joining Tiedemann Advisors, from October 2004 to April 2008, Mr. Moran was Associate General Counsel and Chief Compliance Officer of FRM Americas, LLC, a subsidiary of Financial Risk Management.  From September 2002 to October 2004, he was an associate in the financial service group of the law firm Katten Muchin Zavis Rosenman LLP.  Mr. Moran earned a Juris Doctor degree from Boston University School of Law and received a Bachelor of Arts degree from Loyola University.

Robert Weeber.  Mr. Weeber serves as the President of our International Wealth Management division.  Prior to the Business Combination, Mr. Weeber founded and served as the Chief Executive Officer and Chairman of our international wealth management operation, Tiedemann Constantia.  He previously held roles at JPMorgan’s Investment Opportunities Group and Credit Suisse, where he led the firm’s UK and International UNHW and family office business.  Mr. Weeber has been recognized as one of the Private Asset Managers (PAM) Most Influential individuals in the wealth management sector in 2022, 2023 and 2024. Mr. Weeber earned a Bachelor of Arts (1st) from the University of Brighton and a Master’s in Business Administration from INSEAD.

Family Relationships

There are no family relationships between any of our officers or directors.

Involvement in Certain Legal Proceedings

Our directors and executive officers are not parties to any material legal proceedings.

CORPORATE GOVERNANCE

Overall Role of the Board

Our Class A Common Stock is listed on the Nasdaq Capital Market under the symbol “ALTI.” Pursuant to the Company’s Bylaws and the Delaware General Corporation Law, our business and affairs are managed under the direction of our Board.  Directors are kept informed of the Company’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the Board and its committees.

The Board has adopted Corporate Governance Guidelines (the “Guidelines”) that contain general principles regarding the responsibilities and function of our Board and Board Committees.  The Guidelines are available at:  https://ir.alti-global.com under “Governance.” The Board has also adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to the Company’s directors, officers, employees and certain designated agents, in accordance with applicable rules and regulations of the SEC and Nasdaq.  Our Code of Ethics is available at:  https://ir.alti-global.com under “Governance.”

Board Leadership Structure

The Company is led by Timothy Keaney, who serves as the Chair of our Board, and Michael Tiedemann, who serves as Chief Executive Officer.

The Board currently separates the roles of Board Chair and Chief Executive Officer.  We believe that the separation of the positions of Chair of the Board and Chief Executive Officer is appropriate for our current business and governance, enabling us to benefit from the experience and independence of our current Chair in leading our Board, as well as permitting our Chief Executive Officer to devote his time and expertise to the daily management of our business.  The benefits of separation or combination of such positions may change over time as a result of the evolution of our business and changes in the membership of our Board or management.

Risk Oversight.  One of the key functions of our Board is informed oversight of our risk management process.  Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight.  In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures.  The Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting.  The ESG&N Committee is responsible for periodically evaluating the Company’s corporate governance policies and systems in light of the governance risks that the Company faces, and the adequacy of the Company’s policies and procedures designed to address such risks.  Our Compensation Committee works to develop and implement compensation policies and plans that attract and retain key management personnel while avoiding those that would expose the Company to undue risk.

Board Skills and Experience.  The Company and its Board believe that having a variety of skills, experience and viewpoints is critical to the success of the Company and its ability to create long-term value for our stockholders.  The Board has and will continue to take into consideration various characteristics, including career experience, gender, race/ethnicity, age, sexual orientation and nationality when considering director candidates.  Although we do not have a formal policy, the ESG&N Committee, in accordance with its policies and procedures for director candidates, seeks to identify candidates who will enhance the Board’s overall diversity with respect to skills, experience, viewpoints, race, ethnicity and other relevant elements.  Our commitment to seeking such qualities on our Board enhances the Board’s involvement in our Company’s multifaceted long-term strategy and inspires deeper engagement with management, employees and clients around the world.

Additionally, we ask each director nominee to self-identify certain characteristics.

Board Skills and Experience Matrix

Experience
Accounting	✔		✔		✔	✔
Asset Management	✔	✔	✔	✔	✔		✔	✔	✔
Banking	✔		✔	✔	✔	✔		✔	✔
Public Company Board Experience/Membership	✔		✔	✔		✔	✔
CEO Experience	✔	✔	✔	✔	✔	✔	✔	✔	✔
CFO Experience			✔			✔		✔
Compensation			✔		✔	✔		✔
COO Experience			✔
ESG			✔	✔
European Asset Management					✔		✔	✔
European Wealth Management					✔		✔	✔
Female				✔		✔
Finance			✔		✔	✔	✔	✔
HR and Talent			✔					✔
International	✔				✔	✔		✔
Legal/Regulatory			✔			✔		✔
Mergers & Acquisitions	✔	✔	✔		✔	✔		✔	✔
Risk			✔			✔		✔
Strategy Development	✔		✔	✔		✔	✔	✔	✔
Technology	✔		✔					✔
Transformational Change	✔		✔	✔		✔
Wealth Management	✔	✔	✔	✔	✔		✔	✔	✔

Corporate Governance Guidelines.  Our Board strongly supports effective corporate governance and has developed and followed a program of strong corporate governance.  Our ESG&N Committee is responsible for overseeing our Guidelines and reporting and making recommendations to the Board concerning corporate governance matters.  Our Guidelines are published on our website at https://ir.alti-global.com and are available in print to any stockholder who requests them from our Corporate Secretary.

Director Independence.  Our Board undertook a review of the independence of each director.  Our Board has determined that each of Ms. Corio, Mr. Cetin, Mr. Furlong, Mr. Keaney, Ms. Brophy Warson and Mr. Wimmer are “independent directors” under the Nasdaq listing standards and applicable SEC rules.  Our independent directors have scheduled meetings at which only independent directors are present.  Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties.  Our Board will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Code of Business Conduct and Ethics.  We have adopted a Code of Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting.  The Code of Ethics is available on our website at https://ir.alti-global.com.  We expect that, to the extent required by law, any amendments to the Code of Ethics, or any waivers of its requirements, will be disclosed on our website or in our public filings.  The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

Board Meetings.  The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require.  Independent directors meet at regularly scheduled executive sessions without management present.  The Board held 14 meetings during fiscal year 2024, and all directors, attended at least 75% of the Board meetings and meetings of the committees on which they served during the periods they served.

Board Attendance at Annual Meeting of Stockholders.  While we do not have a formal policy related to Board member attendance at annual meetings of stockholders, directors are encouraged to attend each annual meeting to the extent reasonably practicable.  A majority of the then-serving directors attended the 2024 annual meeting of stockholders.

Board Committees

Our Board maintains an Audit Committee, a Compensation Committee, an ESG&N Committee and a Transaction Committee.

Audit Committee.  Our Audit Committee consists of Mr. Furlong, Ms. Corio, and Mr. Keaney, with Mr. Furlong serving as the chair of the committee.  Under the rules of the SEC, members of the audit committee must also meet heightened independence standards.  Our Board has determined that all of the members of the audit committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to audit committee membership.  In addition, each of Mr. Furlong and Mr. Keaney qualifies as a “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements.  The Audit Committee’s duties include, but are not limited to:

•
maintaining open communications with the independent auditors, internal auditors or other personnel responsible for the internal audit function (if applicable), outside valuation experts, executive management, and the Board;

•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•
meeting separately, from time to time, with management, internal auditors or other personnel responsible for the internal audit function (if applicable), and the independent auditors to discuss matters warranting attention by the Audit Committee;

•	regularly reporting committee actions to the Board and making recommendations as the Audit Committee deems appropriate;

•	reviewing our risk management framework and major risk exposures;

•	reviewing the financial results presented in all reports filed with the SEC;

•
reviewing reports issued by regulatory examinations and considering the results of those reviews to determine if any findings could have a material effect on our financial statements or its internal controls and procedures;

•
discussing the Company’s disclosure, oversight of and conformity with our Code of Ethics, and matters that may have a material effect on our financial statements, operations, compliance policies, and programs; and

•
reviewing and reassessing the adequacy of the Audit Committee’s charter at least annually and recommending any changes to the full Board; and taking other actions required of the Audit Committee by law, applicable regulations, or as requested by the Board.

Our Board has adopted a written charter for the Audit Committee, which is available on our website at https://ir.alti-global.com under “Governance.” The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

The Audit Committee Report, which is set forth in this Proxy Statement, further describes the Audit Committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2024.

Compensation Committee.  Our Compensation Committee consists of Mr. Cetin, Ms. Corio, Ms. Brophy Warson, and Mr. Furlong, with Ms. Corio serving as the chair of the committee.  Our Board has determined that all of the members of the Compensation Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to Compensation Committee membership.

The Compensation Committee’s main function is to oversee the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers and other senior management, as appropriate.  The Compensation Committee’s duties include, but are not limited to:

•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members, when the Compensation Committee deems it appropriate to do so in order to carry out its responsibilities.  In carrying out its responsibilities, the Compensation Committee shall be entitled to rely upon the advice and information that it receives in its discussions and communications with management and such experts, advisors and professionals with whom the Compensation Committee may consult.

Our Board has adopted a written charter for the Compensation Committee, which is available on our website at https://ir.alti-global.com under “Governance.” The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

ESG&N Committee.  Our ESG&N Committee consists of Ms. Brophy Warson, Ms. Corio, and Mr. Keaney, with Ms. Brophy Warson serving as chair.  Our Board has determined that all of the members of the ESG&N Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to ESG&N Committee membership.

The ESG&N Committee’s main function is to oversee our corporate governance policies and the composition of our Board and committees.  The ESG&N Committee’s duties include, but are not limited to:

•
identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•	developing and recommending to the Board and overseeing implementation of our Guidelines;

•
developing, reviewing and overseeing our environmental, social and governance strategy, initiatives, and policies, including matters related to environmental, health and safety and corporate responsibility;

•	reviewing and overseeing our diversity, equity and inclusion strategy, initiatives, and policies;

•	coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors, and management in our governance; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Our Board has adopted a written charter for the ESG&N Committee, which is available on our website at https://ir.alti-global.com under “Governance.” The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

Transaction Committee.  Our Transaction Committee consists of Mr. Bouzarif, Mr. Cetin, Mr. Furlong, and Mr. Tiedemann, with Mr. Furlong serving as chair.

The Transaction Committee’s main function is to assist our Board in reviewing and assessing all proposals, plans or recommendations by the Company’s management with respect to any transactional proposal.  The Transaction Committee’s duties include, but are not limited to:

•	reviewing and assessing proposals related to mergers, acquisitions, investments, material asset purchases, divestitures, and financing of these transactions;

•	reviewing and approving proposals from management to hire legal, financial, and other professional advisors for transaction-related activities;

•
overseeing various stages of transaction proposals, including initial engagement, valuation discussions, execution of non-binding and binding agreements, and integration and performance of consummated transactions;

•	approving transaction proposals based on total consideration or equity value, with specific thresholds requiring different levels of approval;

•	monitoring, reviewing, and evaluating the performance of consummated transactions with management; and

•	reviewing and reassessing Transaction Committee’s charter and performance on an annual basis, making recommendations for amendments as needed.

Our Board has adopted a written charter for the Transaction Committee, which is available on our website at https://ir.alti-global.com under “Governance.” The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.

Director Nominations.  The ESG&N Committee may solicit recommendations for the Board from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate, including stockholders.  The ESG&N Committee will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate.  In identifying and evaluating proposed director candidates, the ESG&N Committee considers, in addition to the minimum qualifications and other criteria for Board membership, all facts and circumstances that it deems appropriate or advisable, including, among other things:

•	the skills of the proposed director candidate;

•	his or her depth and breadth of business experience;

•
whether the nominee would help achieve a mix that represents a diversity of background and experience, inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation or other background characteristics;

•	his or her independence; and

•	the needs of the Board.

The ESG&N Committee will consider candidates recommended by our stockholders pursuant to written applications submitted to AlTi Global, Inc., 22 Vanderbilt Ave., 27th Floor, New York, New York 10017, Attention: Colleen Graham, Chief Legal, Compliance & Risk Officer.  The Secretary of the Company will forward all recommendations to the ESG&N Committee.

The information required to be included in any such recommendation for directors is set forth in our Bylaws, and the general qualification and specific qualities and skills established by the committee for directors are described above.  Although we have not adopted a formal written policy regarding the consideration of candidates recommended by our stockholders, it is the ESG&N Committee’s policy to consider director candidates recommended by stockholders, and the Board believes that the procedures set forth in our Bylaws are currently sufficient and that the establishment of a formal policy is not necessary.

Without limiting the requirements contained in our Bylaws, a stockholder proposing to submit the names of candidates for director must set forth in the submission the following information:  (i) as to each person whom the stockholder proposes to nominate for election as a director:  (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice:  (A) the name and record address of such stockholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

While we do not have a formal diversity policy with respect to Board composition, the Board believes it is important for the Board to have diversity of knowledge base, professional experience and skills, and the ESG&N Committee takes these qualities into account when considering director nominees for recommendation to the Board.  We believe diversity of perspectives and experience enhances our effectiveness.  Given our commitment to diversity and related considerations in our appointment, hiring, and promotion practices, we have not adopted a formal diversity policy or specific diversity targets for determining Board membership or executive appointments.  However, the Board remains committed to monitoring best practices and corporate governance developments in this area.

Director Election-Plurality Vote.  Director nominees are elected by our stockholders based on a plurality of the votes of shares present and entitled to vote.  Accordingly, the nominees who receive the largest number of votes actually cast will be elected.

Management Succession.  As reflected in our ESG&N Committee charter, one of the Board’s primary responsibilities includes planning for CEO succession and monitoring, with the goal of establishing an effective succession plan.  Our ESG&N Committee and the Board have established a formal succession plan for our CEO.  ESG&N Committee succession planning for other senior executives is a key part of the Company’s review of management.  As part of this review, we focus on whether the Company has the right people in place to execute our long-term strategic plans, and on our ability to identify, attract, develop, promote and retain future senior executives.

Communications with the Company and the Board.  All interested parties, including stockholders, may communicate with the Company or our Board by letter addressed to AlTi Global, Inc., 22 Vanderbilt Ave., 27th Floor, New York, New York 10017, Attention:  Colleen Graham, Chief Legal, Compliance & Risk Officer.  This centralized process assists our Board in reviewing and responding to communications in an appropriate manner.  If an interested party would like the letter to be forwarded directly to the Chair, or if no Chair is listed, the members of the standing committees of the Board, he or she should so indicate.  If no specific direction is indicated, the Secretary of the Company will review the letter and forward it to the appropriate Board member(s).

Corporate Governance Documents.  Our website is at https://ir.alti-global.com.  Please visit our website under the section captioned “Governance” for Board committee charters (Audit Committee, ESG&N Committee, Compensation Committee, and Transaction Committee), the Guidelines, and the Code of Ethics.

These materials may also be requested in print by writing to our Corporate Secretary, Colleen Graham, at AlTi Global, Inc., 22 Vanderbilt Ave., 27th Floor, New York, New York 10017.  Please note that the information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the Securities and Exchange Commission.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2024, the members of the Compensation Committee were Mr. Cetin, Ms. Corio, Ms. Brophy Warson, and Mr. Furlong, each of whom are independent directors.  None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.  No member of the Compensation Committee has formerly been an officer of the Company.  No interlocking relationship exists between any member of the Board or Compensation Committee (or other committee performing equivalent functions) and any executive, member of our Board or member of the Compensation Committee (or other committee performing equivalent functions) of any other company.

Prohibition on Hedging and Pledging Company Securities

Our insider trading policy prohibits our directors, officers, employees, family members of such persons and entities controlled by such persons from engaging in hedging, short sales, or trading in publicly traded put or call options with respect to our securities.  Additionally, such policy prohibits the same persons from purchasing our securities on margin, borrowing against any account in which our securities are held, or pledging our securities as collateral for a loan.

Clawback Policy

Our Board has adopted a policy that, in the event of a material restatement of our financial results, the Compensation Committee will review all incentive-based compensation that was paid to our executive officers on the basis of having met or exceeded specific performance targets for performance periods.  If the bonuses paid pursuant to such incentive-based compensation would have been lower had the bonuses been calculated based on such restated results, the Company will seek to recoup the portion of the excess compensation that was received unless recovery would be impractical and either the third-party costs associated with recovery would exceed the amount to be recovered or recovery would cause a tax qualified plan to fail to remain tax qualified.

Certain Relationships and Related Party Transactions

As used in this Proxy Statement, the term “Business Combination” refers to the business combination consummated on January 3, 2023, pursuant to the terms of the Amended and Restated Business Combination Agreement, dated as of October 25, 2022 (as amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartesian, Rook MS LLC (“Umbrella Merger Sub”), TWMH, TIG Trinity GP, LLC (“TIG GP”), TIG Trinity Management, LLC, (“TIG MGMT” and, together with TIG GP, the “TIG Entities”), Alvarium and Alvarium Tiedemann Capital, LLC (“Umbrella”).

Investor Rights Agreements.  Concurrently with the consummation of the Business Combination Agreement (the “Closing” and, the date on which such Closing occurred, the “Closing Date”), we entered into an investor rights agreement with IlWaddi Holdings (“IlWaddi”), pursuant to which, among other things, IlWaddi will have the right to designate one nominee to the Board (the “Shareholder Designee”), and any committee of the Board will include the Shareholder Designee as a member or, if the Shareholder Designee does not meet applicable independence requirements to serve on any of our Audit, Compensation or ESG&N Committees, the Shareholder Designee will have the right to participate in such committee meetings as an observer (the “Shareholder IRA”).  Ali Bouzarif is currently the Shareholder Designee.  In addition, at the Closing, we entered into separate investor rights agreements with certain Voting Parties (as defined therein and which includes CGC Sponsor LLC (the “Sponsor”) and Michael Tiedemann) pursuant to which, among other things, the Voting Party will agree to vote in favor of the election or re-election of the Shareholder Designee as a director (each, a “Voting IRA” and, collectively with the Shareholder IRA, the “Investor Rights Agreements”).

Allianz Investment Agreement. On February 22, 2024, the Company entered into an Investment Agreement (the “Allianz Investment Agreement”) with Allianz Strategic Investments S.à.r.l.’s (“Allianz”), pursuant to which, among other things, at the closing of the transaction, and based on the terms and subject to the conditions set forth therein: (i) Allianz purchased in the aggregate $250 million of the Company’s capital securities, consisting of (a) 140,000 shares of a newly created class of Series A Preferred Stock, with a liquidation preference of $1,000 per share and (b) 19,318,580.96 shares of Class A Common Stock, and (ii) the Company issued to Allianz warrants to purchase 5,000,000 shares of Class A Common Stock at an exercise price of $7.40 per share of Class A Common Stock, subject to customary adjustments (the “Allianz Warrants”). As of December 31, 2024, none of the Allianz Warrants have been exercised.

In addition, on February 22, 2024, the Company entered into a Supplemental Series A Preferred Stock Investment Agreement with Allianz, pursuant to which, for purposes of funding one or more strategic international acquisitions by the Company or its subsidiaries, Allianz is permitted, at its option, to purchase up to 50,000 additional shares of Series A Preferred Stock up to an aggregate amount equal to $50.0 million.

The Allianz transaction closed as of July 31, 2024.

Allianz Investor Rights Agreement. At the closing of the Allianz transaction and pursuant to the Allianz Investor Rights Agreement, among other things, subject to Allianz’s continued beneficial ownership of at least 50% of the Class A Common Stock purchased pursuant to the Allianz Investment Agreement, Allianz designated two directors, Nazim Cetin and Andreas Wimmer, to our Board.

In connection with the closing of the Allianz transaction, the Company established the Transaction Committee to assist the Board in reviewing and assessing all proposals, plans or recommendations by the Company’s management with respect to any (i) potential or proposed merger, acquisition or investment (including minority investments and investments into any funds); (ii) material asset purchase (including the hiring of groups of key employees of target businesses in lieu of acquiring legal entities or property); (iii) divestiture or disposition of a material asset or a material portion of any business; and (iv) financing of any of the foregoing.

Constellation Investor Rights Agreement.  Concurrently with the Company’s execution of the Allianz Investment Agreement, the Company entered into an Investment Agreement (the “Constellation Investment Agreement”) with CWC AlTi Investor LLC (“Constellation”), whereby, through a private placement of the Company’s securities, subject to the terms and conditions of the Constellation Investment Agreement, at the initial closing (the “Constellation Initial Closing”):  (i) Constellation will purchase 115,000 shares of a newly created class of preferred stock designated Series C Cumulative Convertible Preferred Stock, with a liquidation preference of $1,000 per share (the “Series C Preferred Stock”), representing an initial investment equal to $115 million, and (ii) the Company will issue to Constellation warrants to purchase 1,533,333 shares of Class A Common Stock (collectively, the “Initial Constellation Transaction”).

The Constellation Initial Closing occurred on March 27, 2024.

Following the Constellation Initial Closing and during the period commencing May 1, 2024 until September 30, 2024, the Company delivered a capital demand notice, requiring Constellation to purchase and acquire an additional 35,000 shares of Series C Preferred Stock and additional warrants to purchase 466,667 shares of Class A Common Stock, representing an additional investment equal to $35 million, subject to applicable regulatory approvals and other customary closing conditions. As a result, the Company issued to Constellation 115,000 Series C Preferred Stock and warrants to purchase 1,533,333 shares of Class A Common Stock on May 15, 2024, and 35,000 Series C Preferred Stock and warrants to purchase 466,667 shares of Class A Common Stock on March 27, 2024, respectively.

The Series C Preferred Stock ranks senior to all company securities other than the Series A Preferred Stock (as defined below), to which it is pari passu.  Each share of Series C Preferred Stock receives cumulative, compounding dividends at a rate of 9.75% per year (the “Series C Dividend Rate”), subject to annual adjustments based on the stock price of the Class A Common Stock during the fourth quarter of each applicable year (subject to a maximum rate of 9.75%) on the sum of (i) $1,000 per share plus, (ii) once compounded, any compounded dividends thereon ($1,000 per share plus accumulated compounded dividends and accrued but unpaid dividends through any date of determination, the “Accumulated Stated Value”).  Dividends will be paid (at the option of the Company) as a payment in kind increase in the stated value of the issued shares of Series C Preferred Stock or in cash.  The Series C Preferred Stock also participates with any dividends or distributions declared on the Class A Common Stock.

Constellation is entitled to vote its Series C Preferred Stock on an as-converted basis with holders of outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company for their action or consideration, subject to a 7.5% voting cap as specified in the Series C Certificate of Designations and except as otherwise provided by law.

In connection with the Constellation Initial Closing, we entered into an investor rights agreement with Constellation (the “Constellation Investor Rights Agreement”), pursuant to which, among other things, subject to Constellation’s continued beneficial ownership of at least 50% of the Series C Preferred Stock purchased pursuant to the Constellation Investment Agreement, Constellation has the right to designate a non-voting observer to the Board (the “Constellation Observer”) to attend all meetings of the Board, subject to certain limitations.  On March 27, 2024, we entered into a Board Observer Agreement with Karl Heckenberg, pursuant to which Mr. Heckenberg serves as Constellation’s non-voting observer on our Board.

Umbrella LLC Agreement.  Following the effective time of the Umbrella Merger Sub merging with and into Umbrella (the entity housing our “Up-C” structure), with Umbrella surviving such merger as a direct subsidiary of the Company, Umbrella adopted the Amended and Restated Limited Liability Company Agreement of Umbrella (as the same has been or may be amended, modified, supplemented or waived from time to time, the “Umbrella LLC Agreement”) in the form attached as an exhibit to the Business Combination Agreement.  We are the sole manager of Umbrella.  Certain of our directors and officers are members of Umbrella.

Provisions in the Umbrella LLC Agreement are intended to ensure that the total number of Umbrella’s Class A Common Units (as defined in the Umbrella LLC Agreement) outstanding is always equal to the total number of outstanding shares of Class A Common Stock.  The shares of Class B Common Stock (which is solely voting stock with no economic rights) will be “paired” to Class B common units of Umbrella (“Umbrella Class B Common Units”), which are economic units pursuant to which the holders of Class B Common Units effectively receive the economics they would have received had they instead held Class A Common Stock, with the holders of Umbrella Class B Common Units holding one share of Class B Common Stock for each Umbrella Class B Common Unit held.

The Umbrella LLC Agreement provides that transfers of the Umbrella Class B Common Units may not be made without the Manager’s consent except in the case of certain permitted transfers.  The Umbrella LLC Agreement also provides for terms and conditions upon which holders of Umbrella Common Units can exchange one Umbrella Class B Common Unit and one share of Class B Common Stock (collectively, a “Paired Interest”) for, at our option, either (i) a number of shares of Class A Common Stock equal to the Exchange Rate (as defined in the Umbrella LLC Agreement) or (ii) cash in an amount based upon the sale price of Class A Common Stock in a private sale or the price to the public (each such redemption, a “Unit Exchange”).

In connection with the Constellation Initial Closing, we amended and restated the Umbrella LLC Agreement to incorporate preferred interests in Umbrella that mirrored the preferred stock issued to Constellation.

Tax Receivable Agreement.  We made an election under Section 754 of the Internal Revenue Code for the taxable year of 2023, in which the Business Combination occurred, and such election remains in effect for any future taxable year in which an exchange of Paired Interests occurs.  Such election was expected to result in increases to our allocable share of the tax basis of the assets of Umbrella at the time of the Business Combination transactions and any future Unit Exchange.  Such increases in our allocable share of Umbrella’s tax basis in its assets may reduce the amount of tax that we would otherwise be required to pay in the future.  Such increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

At the Closing, we entered into a Tax Receivable Agreement with members of TWMH, members of TIG GP and members of TIG MGMT (including certain of our directors and officers) (collectively, the “TRA Recipients”) that provides for the payment by us to the TRA Recipients of 85% of the amount of cash tax savings, if any, in U.S. federal, state, and local and foreign income tax that we actually realize (or are deemed to realize in the case of an early termination payment by us or a change in control, as discussed below) as a result of the increases in tax basis and certain other tax benefits related to our entering into the Tax Receivable Agreement, dated as of January 3, 2023 (the “Tax Receivable Agreement”).  This payment obligation is our obligation and not the obligation of Umbrella.  We will benefit from the remaining 15% of cash tax savings, if any, that we realize as a result of such tax attributes.  For purposes of the Tax Receivable Agreement, the cash tax savings will be computed by comparing our actual income tax liability to the amount of such taxes that we would have been required to pay had there been no increase to the tax basis of our assets as a result of the Business Combination or the Unit Exchanges and had we not entered into the Tax Receivable Agreement.

The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the Tax Receivable Agreement for an amount based on the present value of the agreed payments remaining to be made under the Tax Receivable Agreement (as described in more detail below), there is a change of control (as described in more detail below), or we breach any of our material obligations under the Tax Receivable Agreement, in which case all obligations will generally be accelerated and due as if we had exercised our right to terminate the Tax Receivable Agreement.  Estimating the amount of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, as the calculation depends on a variety of factors.  The actual increase in tax basis of the assets of Umbrella, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including:

•
the timing of Unit Exchanges and the price of our Class A Common Stock at the time of such Unit Exchanges-the increase in any tax deductions, as well as the tax basis increase in other assets or other tax attributes, is proportional to the price of our Class A Common Stock at the time of the Unit Exchange;

•
the extent to which such Unit Exchanges are taxable-if an exchange is not taxable for any reason, an increase in the tax basis of the assets of Umbrella (and thus increased deductions) may not be available as a result of such Unit Exchange; and

•	the amount and timing of our income-we will be required to pay 85% of the cash tax savings, if any, as and when realized.

If we do not have taxable income (determined without regard to the tax basis increase resulting from a Unit Exchange), we will generally not be required (absent a change of control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for that taxable year because no cash tax savings will have been actually realized.  However, any cash tax savings that do not result in realized benefits in a given tax year may generate tax attributes that may be utilized to generate benefits in future tax years (with possibly some carry back potential to prior tax years for certain tax purposes).  The utilization of such tax attributes will result in payments under the Tax Receivable Agreement.

Future payments under the Tax Receivable Agreement are expected to be substantial.  It is possible that future transactions or events could increase or decrease the actual cash tax savings realized and the corresponding payments under the Tax Receivable Agreement.  There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax savings we realize and/or distributions to us by Umbrella are not sufficient to permit us to make payments under the Tax Receivable Agreement.  The payments under the Tax Receivable Agreement are not conditioned upon the TRA Recipients’ continued ownership of us or Umbrella.

In addition, the Tax Receivable Agreement provides that upon a change of control, our obligations under the Tax Receivable Agreement would be accelerated as if we had exercised our early termination right based on certain assumptions (as described below), including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the Tax Receivable Agreement.

Furthermore, we may elect to terminate the Tax Receivable Agreement early by making an immediate payment equal to the present value of the anticipated future payments under the Tax Receivable Agreement.  In determining such anticipated future payments, the Tax Receivable Agreement includes several assumptions, including (1) that any Umbrella common units that have not been redeemed are deemed redeemed for the market value of our Class A Common Stock and the amount of cash that would have been transferred if the redemption had occurred at the time of termination, (2) we will have sufficient taxable income in each future taxable year to fully utilize all relevant tax attributes subject to the Tax Receivable Agreement, (3) the tax rates for future years will be those specified in the law as in effect at the time of termination, and (4) certain non-amortizable, non-deductible assets are deemed disposed of within specified time periods.  In addition, the present value of such anticipated future cash tax savings is discounted at a rate equal to SOFR plus 100 basis points.

As a result of the change in control provisions and the early termination right, we could be required to make payments under the Tax Receivable Agreement that are greater than or less than 85% of the actual cash tax savings that we realize in respect of the tax attributes subject to the Tax Receivable Agreement.  In these situations, our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity.

Decisions made in the course of running our businesses may influence the timing and amount of payments that are received by the TRA Recipients under the Tax Receivable Agreement.  For example, the earlier disposition of assets following an exchange or acquisition transaction will generally accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase the tax liability of an exchanging holder without giving rise to any rights to payments under the Tax Receivable Agreement.

Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we will determine.  Although we are not aware of any issue that would cause the IRS to challenge an increase in the tax basis of the assets of Umbrella that would otherwise be subject to the Tax Receivable Agreement, we will not be reimbursed for any payments previously made under the Tax Receivable Agreement with respect to a tax basis increase that is successfully challenged.  As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of our cash tax savings.

Registration Rights and Lock-Up Agreement.  On the Closing Date, we, certain of our stockholders (including the Sponsor), the shareholders of Alvarium, members of TWMH, members of TIG GP and members of TIG MGMT (such stockholders and members, the “Holders”) entered into the Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”), pursuant to which, among other things, we were obligated to file a registration statement to register the resale of certain of our securities held by the Holders (including any outstanding Common Stock and any other equity security (including the Private Placement Warrants (as defined below) and Common Stock issued or issuable upon the exercise or conversion of any other such equity security) held by a Holder immediately following the Closing (including any securities distributable pursuant to the Business Combination Agreement and any PIPE Shares) and any Common Stock or any other equity security issued or issuable, including in exchange for Umbrella Class B Common Units pursuant to the terms and subject to the conditions of the Umbrella LLC Agreement).  The Registration Rights and Lock-Up Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Subject to certain customary exceptions, the Registration Rights and Lock-Up Agreement further provides for the Common Stock and any other equity securities convertible into or exercisable or exchangeable for Common Stock (“Lock-Up Shares”) held by the Holders to be locked-up for a period of time, as follows:

•
In relation to the private placement warrants issued by Cartesian (the “SPAC Private Placement Warrants”), except those held by specified individuals referred herein as the “Director Holders”:  one-third of the SPAC Private Placement Warrants were locked-up during the period beginning on the Closing Date and ending on the date that is two years after the Closing Date; one-third of the SPAC Private Placement Warrants were locked-up during the period beginning on the Closing Date and ending on the date that is three years after the Closing Date; and one-third of the SPAC Private Placement Warrants were not locked-up;

•
The SPAC Class B Ordinary Shares held by the Director Holders and the Common Stock received in exchange for such SPAC Class B Ordinary Shares (the “Director Shares”) and 50% of the shares of Common Stock, or Class B Units that are exchangeable into Common Stock pursuant to the Umbrella LLC Agreement, held by the Inactive Target Holders (as designated therein) (the “Inactive Target Holder Shares” and, together with the Director Shares, the “Director/Inactive Target Holder Shares”) were locked-up during the period beginning on the Closing Date and ending on the date that is one year after the Closing Date;

•
The Option Shares (as defined in the Option Agreements, dated September 19, 2021, by and between the Company and the PIPE Investors, as amended on October 25, 2022) (the “Sponsor-Sourced Option Shares”) were locked-up for the period beginning on the Closing Date and ending on the earlier to occur of (x) one year after the date of the Closing Date or (y) such time, at least 150 days after the Closing Date, that the closing price of Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-day trading period;

•
In relation to the Lock-Up Shares (other than the SPAC Private Placement Warrants, the Director/Inactive Target Holder Shares and the Sponsor-Sourced Option Shares):  an amount equal to 40% (plus, in the case of the Sponsor, the Specified Amount (as defined in the Registration Rights and Lock-Up Agreement)) of such Lock-Up Shares were locked-up during the period beginning on the Closing Date and ending on the date that is one year after the Closing Date; an amount equal to 30% (minus, in the case of the Sponsor, one-half of the Specified Amount) of such Lock-Up Shares will be locked-up during the period beginning on the Closing Date and ending on the date that is two years after the Closing Date; and an amount equal to 30% (minus, in the case of the Sponsor, one-half of the Specified Amount) of such Lock-Up Shares will be locked-up during the period beginning on the Closing Date and ending on the date that is three years after the Closing Date.

Registration Rights and Lock-Up Under the Constellation Investor Rights Agreement.  Pursuant to the Constellation Investor Rights Agreement entered into with Constellation at the Initial Constellation Closing, we are obligated to file a registration statement to register the Class A Common Stock resulting from the conversion of the Series C Preferred Stock or the exercise of Constellation’s warrants, within 45 days of Constellation’s request.  Constellation may only request such registration statement once within any six-month period.  The Constellation Investor Rights Agreement also provides Constellation with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The Constellation Investor Rights Agreement also provides that the Series C Preferred Stock is locked-up and cannot be transferred until the second anniversary of the Constellation Initial Closing, except in the event of a change of control of the Company.  However, Constellation is permitted to transfer any or all of its Series C Preferred Stock to one or more of its Permitted Transferees (as defined in the Constellation Investor Rights Agreement) without the consent of the Company at any time, so long as such transferee has agreed in writing to be bound by the terms of the Constellation Investor Rights Agreement by executing a joinder and the transfer is in compliance with applicable securities or “blue sky” laws.  Constellation’s Permitted Transferees generally include affiliates and custodians or nominees holding shares for the benefit of Constellation.

Related Party Transaction Policy

The Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

A “Related Person” means:

•	any person who is, or at any time during the applicable period was, one of our executive officers or a member of the Board;

•	any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer, or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer, or beneficial owner of more than 5% of our voting stock; and

•
any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have also adopted policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.  For example, we have adopted a Code of Ethics that generally prohibits our officers or directors from engaging in any transaction where there is a conflict between such individual’s personal interest and our interests.  Waivers to the Code of Ethics will generally only be obtained from the Audit Committee, or if for an executive officer, by the Board, and are publicly disclosed as required by applicable law and regulations.  In addition, the Audit Committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

STOCK OWNERSHIP

The following table sets forth beneficial ownership of Common Stock as of April 7, 2025 by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Common Stock;

•	each of the Company’s current named executive officers, directors and director nominees; and

•	all current executive officers, directors and director nominees of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options that are currently exercisable or exercisable within 60 days.

Percentage ownership of our voting securities is based on 144,163,219 shares of Common Stock issued and outstanding on April 7, 2025, consisting of 99,052,995 shares of Class A Common Stock and 45,110,224 shares of Class B Common Stock, par value $0.0001 per share of the Company (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). In addition, as of April 7, 2025, there were 150,000 shares of Series C Preferred Stock, entitled to an aggregate number of votes equal to 7.5% of the total voting power of all of our voting securities.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned (2)		% of Ownership (3)
Name of Beneficial Owner(1)	Shares	Percentage	Shares	Percentage
Five Percent Holders
Allianz SE(4)	24,318,581	23.4%	-	-	16.3%
IlWaddi Holdings(5)	18,117,850	18.3%	-	-	12.6%
Global Goldfield Limited(6)	10,426,163	10.5%	-	-	7.2%
Drew Figdor	359,508	0.4%	7,867,856	17.4%	5.7%
Pangaea Three-B, LP(7)	5,799,234	5.9%	-	-	4.0%
Directors, Director Nominees and Named Executive Officers
Michael Tiedemann(8)	720,540	*	10,967,366	22.7%	8.1%
Kevin Moran	88,820	*	695,759	1.5%	*
Colleen Graham	64,894	*	-	-	*
Robert Weeber(9)	511,419	*	616,024	1.4%	*
Brooke Connell	237,851	*	765,879	1.7%	*
Ali Bouzarif(10)	802,085	*	-	-	*
Timothy Keaney	160,184	*	-	-	*
Tracey Brophy Warson	53,787	*	-	-	*
Nazim Cetin	22,774	*	-	-	*
Norma Corio	40,676	*	-	-	*
Mark Furlong	65,676	*	-	-	*
Andreas Wimmer	22,774	*	-	-	*
Michael Harrington	-	-	-	-	-
All directors, director nominees and executive officers as a group (13 individuals)	2,791,483	2.8%	12,324,488	27.3%	10.5%

*Indicates beneficial ownership of less than 1%.

1)	Unless otherwise noted, the business address of each of the entities or individuals is 22 Vanderbilt Ave., 27th Floor, New York, New York 10017.

2)
Each Class B Unit of Umbrella is paired with a share of Class B Common Stock (collectively, the “Paired Interests”).  Pursuant to the Umbrella LLC Agreement, a Paired Interest may be exchanged at designated times for a share of Class A Common Stock on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications.  As the holder exchanges the Paired Interests pursuant to the Umbrella LLC Agreement, the shares of Class B Common Stock included in the Paired Interests will automatically be canceled and the Class B Units included in the Paired Interests shall be automatically transferred to us and converted into and become an equal number of Class A Units in Umbrella.

3)
Shares of Common Stock subject to stock options or warrants currently exercisable or exercisable within 60 days of April 7, 2025 are deemed to be outstanding for purposes of computing the percent ownership of the person holding such options or warrants and the percent ownership of any group of which the holder is a member but are not deemed outstanding for purposes of computing the percentage of any other person or group.

4)
Based exclusively on a Schedule 13D filed by Allianz SE on August 7, 2024. Allianz SE claimed sole power to vote or to direct the vote of 24,318,581 shares and the sole power to dispose or to direct the disposition of 24,318,581 shares, both of which consist of 19,318,581 total shares of Class A Common Stock and the Allianz Warrants to purchase 5,000,000 shares of Class A Common Stock.

5)
Consists of (i) 18,117,850 shares of Class A Common Stock held directly by IlWaddi.  H.E. Sheikh Jassim Abdulaziz J.H. Al-Thani is the sole owner of IlWaddi.  Accordingly, Mr. Al-Thani may be deemed to have beneficial ownership of the shares held directly by IlWaddi.  The business address of IlWaddi and Mr. Al-Thani is c/o Geller Advisors, 909 Third Avenue, New York, NY 10022.

6)
Consists of (i) 10,426,163 shares of Class A Common Stock held directly by Global Goldfield Limited (“GGL”).  The sole owner of GGL is Jaywell Limited (“Jaywell”). The sole owner of Jaywell is Avanda Investments Limited (“Avanda”).  The sole owner of Avanda is Peterson Alpha (PTC) Limited (“Peterson”).  The sole owner of Peterson is Sai Hong Yeung. Accordingly, each of Jaywell, Avanda, Peterson and Mr. Yeung may be deemed to have beneficial ownership of the shares held directly by GGL.  The business address of GGL, Jaywell, Avanda, Peterson and Mr. Yeung is 22/F South China Building, 1-3 Wyndham Street, Central, Hong Kong.

7)
Consists of (i) 3,533,605 shares of Class A Common Stock held by the Sponsor, and (ii) 2,984,154 shares of Class A Common Stock held by Pangaea Three-B, LP (“Pangaea”), the sole member of the Sponsor.  Pangaea is the sole member of the Sponsor, and both the Sponsor and Pangaea are controlled by Peter Yu.  Consequently, each of Pangaea and Mr. Yu may be deemed to share voting and dispositive control over the securities held by the Sponsor and thus to share beneficial ownership of such securities, and Mr. Yu may be deemed to share voting and dispositive control over the securities held by the Sponsor and Pangaea and thus to share beneficial ownership of such securities.  Mr. Yu disclaims beneficial ownership of the securities held by the Sponsor and Pangaea, except to the extent of his pecuniary interest therein.  The business address of Pangaea is 505 Fifth Avenue, 15th Floor, New York, NY 10017.

8)
Consists of (i) 583,342 shares of Class A Common Stock and 4,915,196 shares of Class B Common Stock held by Mr. Tiedemann, (ii) 63,326 shares of Class A Common Stock and 2,500,103 shares of Class B Common Stock held by the Michael Glenn Tiedemann 2012 Delaware Trust (“MGT 2012 DE Trust”) over which shares Mr. Tiedemann has investment discretion, (iii) 30,954 shares of Class A Common Stock and 1,137,119 shares of Class B Common Stock held by the CHT Family Trust Article 3rd fbo Michael G. Tiedemann (“CHT Fam Tst Ar 3rd fbo MGT”) over which shares Mr. Tiedemann has investment discretion and (iv) 42,918 shares of Class A Common Stock and 1,694,408 shares of Class B Common Stock held by Chauncey Close, LLC, over which shares Mr. Tiedemann may be deemed to have beneficial ownership by virtue of being the managing member of Chauncey Close, LLC.  Mr. Tiedemann disclaims beneficial ownership of the shares of Class B Common Stock held by the MGT 2012 DE Trust, the CHT Fam Tst Ar 3rd fbo MGT and Chauncey Close, LLC, except to the extent of any pecuniary interest he may have therein.  The principal business address of MGT 2012 DE Trust is c/o Tiedemann Trust Company, 200 Bellevue Parkway, Suite 525, Wilmington, DE 19809.

9)
Consists of (i) 493,689 shares of Class A Common Stock held by Mr. Weeber and (ii) 17,730 shares of Class A Common Stock and 616,024 shares of Class B Common Stock held by Swartberg Holding 1 AG (“Swartberg”).  Swartberg is controlled by Mr. Weeber.  Consequently, Mr. Weeber may be deemed to share voting and dispositive control over the securities held by Swartberg and thus to share beneficial ownership of such securities.  Mr. Weeber disclaims beneficial ownership of the securities held by, except to the extent of his pecuniary interest therein.  The business address of Swartberg is Bahnhofstrasse 11 ZUG 6300, SZ.

10)
Consists of (i) 31,475 shares of Class A Common Stock held by Mr. Bouzarif and (ii) 748,298 shares of Class A Common Stock held by MERCYAH B.V. (“Mercyah”).  Mercyah is controlled by Mr. Bouzarif.  Consequently, Mr. Bouzarif may be deemed to share voting and dispositive control over the securities held by Mercyah and thus to share beneficial ownership of such securities.  Mr. Bouzarif disclaims beneficial ownership of the securities held by Mercyah, except to the extent of his pecuniary interest therein.  The business address of Mercyah is Brugsesteenweg (Kor) No.44 Kortnijk, Belgium.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership of, and transactions in, our equity securities.  To our knowledge, based solely on a review of copies of such reports that we received, our records and written representations received from our directors, executive officers, and certain of those persons who own greater than 10% of any class of our equity securities, for the year ended December 31, 2024, all applicable Section 16(a) filing requirements were complied with on a timely basis, except that due to inadvertent administrative errors: two late Form 4s filed by our Chief Executive Officer and Director; one late Form 4 filed by our President, International Wealth Management; one late Form 4 filed by our Chief Legal, Compliance & Risk Officer; two late Form 4s filed by our President, U.S. Wealth Management; two late Form 4s filed by our President and Chief Operating Officer; one late Form 4 filed by our Global Chief Investment Officer; three late Form 4s filed by our then-current director, Craig Smith; four late Form 4s filed by our former President, Asset Management; one late Form 4 filed by our then-current Chief Financial Officer; one late Form 4 filed by our former Interim Chief Financial Officer; and one late Form 4 filed by IlWaddi, a 10% holder of our equity securities.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table contains information as of December 31, 2024 with respect to compensation plans under which any of our equity securities are authorized for issuance.  This table includes information as of December 31, 2024 with respect to our equity securities under the AlTi Global, Inc. 2023 Stock Incentive Plan (the “2023 Plan”), which was approved by our stockholders in connection with the Business Combination and is our only equity compensation plan.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights.	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by securityholder	6,680,717	−	4,200,276
Equity compensation plans not approved by securityholders	−	−	−
Total	6,680,717	−	4,200,276

EXECUTIVE COMPENSATION

Introduction

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act.  This section discusses the material components of the executive compensation program for our executive officers who are our named executive officers (“Named Executive Officers” or “NEOs”), which consist of our Chief Executive Officer and our two other most highly compensated executive officers.  For the fiscal year ended December 31, 2024, our Named Executive Officers are Michael Tiedemann, Kevin Moran and Colleen Graham.

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid to or earned by each of our Named Executive Officers in fiscal year 2024.

Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total($)
Michael Tiedemann, Chief Executive Officer	2024	600,000	1,300,000	3,473,992	17,250	5,391,242
	2023	600,000	-	333,379	16,500	949,879
Kevin Moran, President and Chief Operating Officer(4)	2024	400,000	812,000	1,563,266	17,250	2,792,516
Colleen Graham, Chief Legal, Risk and Compliance Officer(4)	2024	375,000	1,080,750(5)	894,717	17,250	2,367,717

(1)	Except as otherwise set forth below, the amounts in this column represent discretionary bonuses earned by our NEOs during the applicable fiscal year.

(2)
The amounts in this column represent the aggregate grant date fair value of restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) granted to each named executive officer pursuant to the 2023 Plan, computed in accordance with FASB Accounting Standards Codification Topic 718.  Such grant date fair values do not take into account any estimated forfeitures.  See our audited consolidated financial statements appearing in our 2024 Annual Report for assumptions underlying the valuation of equity awards.  The amounts reported in this column reflect the accounting cost for these RSUs and PSUs and do not correspond to the actual economic value that may be received by our NEOs upon the vesting of the restricted stock units or any sale of the underlying shares of common stock. In addition, a portion of the equity awards granted to our Named Executive Officers in 2024 were to recognize their performance and contributions in 2023. With respect to the PSUs, the amounts reported reflect the grant date fair value assuming probable achievement.  The maximum payout level (assuming the highest level of performance achievement) for such PSUs granted to Mr. Tiedemann, Mr. Moran and Ms. Graham in 2024 was $4,780,000, $2,469,200 and $444,263, respectively.

(3)	Unless otherwise provided, amounts reported for 2024 represent matching contributions contributed by the Company to each NEO’s account in the Company’s 401(k) plan.

(4)	Mr. Moran and Ms. Graham were not NEOs for 2023.

(5)	Amount includes an additional discretionary bonus of $393,750 paid to Ms. Graham in May 2024 in connection with a share buyout related to previous employment.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy

Our executive compensation philosophy is to provide a competitive and market-based total compensation program to attract, motivate, and retain our executive team. Our compensation is based heavily on performance, which aligns with our goal to drive long-term growth and value creation.

2024 Base Salaries

Our NEOs each receive a base salary to compensate them for services rendered to us. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are expected to be reviewed annually, typically in connection with our annual performance review process, approved by the Board or the Compensation Committee, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

The annual base salaries for each of our NEOs for the fiscal year ended December 31, 2024 are set forth in the table below:

Name	2024 Base Salary
Michael Tiedemann	$600,000
Kevin Moran	$400,000
Colleen Graham	$375,000

2024 Cash Bonuses

For the fiscal year ended December 31, 2024, each of our NEOs was eligible to earn an annual cash bonus determined by our Board in its sole discretion.  In the first quarter of 2025, our Compensation Committee determined to pay each of our NEOs a cash bonus to reward them for performance in 2024, as set forth in the “Bonus” column in the “Summary Compensation Table” above.  In addition, the Compensation Committee determined to pay each of our NEOs an equity award to reward them for performance in 2024.  Because such equity awards were granted in 2025, such equity awards shall be reported in our annual proxy report to be filed in 2026.

Equity-Based Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. To date, we have not granted our NEOs stock option awards.

For additional information regarding outstanding equity awards held by our NEOs as of December 31, 2024, see the “Outstanding Equity Awards at 2024 Fiscal Year End” table below.

401(k) Plan

We maintain a retirement savings plan (“401(k) plan”) that is intended to qualify for favorable tax treatment under Section 401(a) of the Code, and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. U.S. employees are generally eligible to participate in the 401(k) plan, subject to certain criteria. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. In 2024, we made an employer discretionary nonelective contribution equal to 5% of each participant’s compensation for each eligible employee employed as of December 31, 2024.

Policy Regarding Timing of Awards of Options and Other Option-Like Instruments
Our Compensation Committee does not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant stock options to our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.  We did not grant any stock options, stock appreciation rights or similar option-like instruments in 2024.

Employment Arrangements

Tiedemann Employment Agreement.  Effective upon the closing of the Business Combination, the Company, TIG Advisors, and Mr. Tiedemann entered into an amended and restated executive employment and restrictive covenant agreement (the “Tiedemann Employment Agreement”) pursuant to which Mr. Tiedemann agreed to serve in the capacity of Chief Executive Officer of the Company, TIG Advisors and any of the other Company Entities (as defined in the Tiedemann Employment Agreement) designated by the Company for an initial term of five years from the Closing Date.  For his services, Mr. Tiedemann is (a) paid a base salary of $600,000 per annum, (b) eligible to receive a bonus with respect to each fiscal year during the Employment Term (as defined in the Tiedemann Employment Agreement) under our annual incentive compensation plan, program and/or arrangements applicable to senior-level executives as established and modified from time to time by the Compensation Committee; provided, however, that in no event shall the target bonus in any fiscal year be less than the 50th percentile of annual bonuses, determined based on the Benchmarking Methodology (as defined below), and (c) entitled to an equity grant with respect to each fiscal year (including any partial year in which the Tiedemann Employment Agreement becomes effective) under any equity and/or equity-based compensation plan(s) adopted and maintained by the Company or TIG Advisors from time to time (if any) for the benefit of select employees of the Company Entities (which any Equity Awards (as defined in the Tiedemann Employment Agreement) granted to Mr. Tiedemann under the Executive Incentive Plan (as defined in the Tiedemann Employment Agreement), and the terms and conditions thereof, shall be determined by the Compensation Committee; provided, however, that in no event shall the terms and conditions thereof be any less favorable to Mr. Tiedemann than any other senior executive participating in an Executive Incentive Plan, and further provided that the value and vesting term for each Equity Award will not be less than the 50th percentile of incentive equity grants, determined based on the Benchmarking Methodology).  The Base Compensation (as defined in the Tiedemann Employment Agreement) will be subject to annual review for increase, but not decrease, by the Board; provided, however, that such review may be delegated to the Compensation Committee. The “Benchmarking Methodology” is defined as:  the results of a benchmarking study of executives of similar title and role to Executive at comparable public companies, based on a peer group of executives and companies to be agreed upon in advance in writing by the Company and Mr. Tiedemann, with such benchmarking study prepared by an independent third-party consulting firm that is selected by the Compensation Committee after consultation with Mr. Tiedemann and engaged at our expense.  Mr. Tiedemann’s employment and Employment Term (as defined in the Tiedemann Employment Agreement) will terminate upon the earliest to occur of the following:  (a) the date of Mr. Tiedemann’s death; (b) a termination of Mr. Tiedemann’s employment by TIG Advisors due to Mr. Tiedemann’s Disability (as defined in the Tiedemann Employment Agreement); (c) Mr. Tiedemann’s resignation without Good Reason (as defined below); (d) a termination of Mr. Tiedemann’s employment by TIG Advisors for Cause; (e) a termination of Mr. Tiedemann’s employment by TIG Advisors without Cause; (f) the resignation of Mr. Tiedemann for Good Reason; or (g) the conclusion of the Employment Term in the event of non-renewal.  Notwithstanding the foregoing, prior to the third anniversary of the Closing Date, TIG Advisors will not be entitled to terminate Mr. Tiedemann’s employment without Cause unless the determination to do so is made by a unanimous vote of the Board (after Mr. Tiedemann has been given the opportunity to make a presentation to the Board in opposition to such determination, if he so desires), excluding Mr. Tiedemann and any members who affirmatively indicate, in writing, that they are abstaining or recusing themselves from voting and provided that following any such abstentions or recusals, a quorum exists as under the applicable corporate documents (such determination, an “Early TWOC”).  None of TIG Advisors, Mr. Tiedemann, or any Board member will take any undue action (including but not limited to the use of financial incentives or disincentives) to encourage or induce any Board member to vote, abstain, or recuse themselves from voting on an Early TWOC.  (x) “Good Reason” is defined as the occurrence of any of the following events without Mr. Tiedemann’s consent:  (a) a material reduction in Mr. Tiedemann’s Base Compensation; (b) a material diminution in Mr. Tiedemann’s duties, authority or responsibilities, or a change in Mr. Tiedemann’s title or reporting line; (c) a relocation of more than 30 miles from Mr. Tiedemann’s primary place of employment in New York, NY; or (d) the material breach of the Tiedemann Employment Agreement by the Company or TIG Advisors and (y) “Cause” is defined as:  (a) a conviction of Mr. Tiedemann to a felony or other crime involving moral turpitude; (b) gross negligence or willful misconduct by Mr. Tiedemann resulting in material economic harm to the Company and/or the Company Entities, taken as a whole; (c) a willful and continued failure by Mr. Tiedemann to carry out the reasonable and lawful directions of the Board issued in accordance with the Company’s or TIG Advisors’ Certificate of Formation, Certificate of Incorporation or other governing documents; (d) Mr. Tiedemann engaging in (A) fraud, (B) embezzlement, (C) theft or (D) knowing and material dishonesty resulting in material economic harm to the Company or any of the Company Entities.  For the avoidance of doubt, subpart (C) of the preceding sentence is not intended to include any de minimis, incidental conduct by Mr. Tiedemann (e.g., taking office supplies home, etc.) or inadvertent actions such as accidental personal use of a Company credit card or accidental errors in mileage reimbursement or other accidental or inadvertent actions that are not materially injurious to the Company or any of the Company Entities; (e) a willful or material violation by Mr. Tiedemann of a material policy or procedure of the Company or any of the Company Entities; or (f) a willful material breach by Mr. Tiedemann of the Tiedemann Employment Agreement.

If Mr. Tiedemann’s employment ends for any reason, Mr. Tiedemann will be entitled to the following:  (a) any earned but unpaid Base Compensation through the Termination Date (as defined in the Tiedemann Employment Agreement); (b) reimbursement for any unreimbursed business expenses incurred through the Termination Date; (c) any accrued but unused PTO (as defined in the Tiedemann Employment Agreement) in accordance with Cartesian policy; and (d) any other accrued and vested payments (measured as of the Termination Date), benefits or fringe benefits to which Mr. Tiedemann may be entitled under the terms of any applicable compensation arrangement, benefit or fringe benefit plan or program, including, without limitation, any earned yet unpaid bonuses or other incentive compensation relating to completed fiscal years prior to the Termination Date (collectively, the “Accrued Amounts”).

If Mr. Tiedemann’s employment is terminated by the Company without Cause or by Mr. Tiedemann with Good Reason, in addition to the Accrued Amounts, Mr. Tiedemann will be entitled to the following continued compensation (the “Continued Compensation”):  (a) continuation of Mr. Tiedemann’s then Base Compensation for the longer period of (i) the remaining duration of the Initial Term (as defined in the Tiedemann Employment Agreement) as of the Termination Date or (ii) 12 months (such longer period, the “Severance Period”), payable as and when those amounts would have been payable had the Employment Term not ended; (b) for each fiscal year (including any partial fiscal years) during the Severance Period, an amount equal to the Bonus payable for the fiscal year ending immediately prior to the Termination Date, payable in monthly installments over the Severance Period; (c) immediate vesting of all Equity Awards previously granted to Tiedemann; and (d) continuation of the health benefits provided to Mr. Tiedemann and his covered dependents, pursuant to COBRA, at our sole cost, for a period of 18 months.

If Mr. Tiedemann’s employment terminates as a result of Mr. Tiedemann’s death or Disability (as defined in the Tiedemann Employment Agreement), in addition to the Accrued Amounts, Mr. Tiedemann will be entitled to a (a) continuation of Mr. Tiedemann’s then Base Compensation for 12 months, payable as and when those amounts would have been payable had the Employment Term not ended; (b) an amount equal to the Bonus payable for the fiscal year ending immediately prior to the Termination Date, payable in monthly installments over 12 months; and (c) continuation of the health benefits provided to Mr. Tiedemann and his covered dependents, pursuant to COBRA, at our sole cost, for a period of 12 months.

If Mr. Tiedemann’s employment terminates as a result of a non-renewal, Mr. Tiedemann will only be entitled to payment of the Accrued Amounts.  Additionally, if Mr. Tiedemann’s employment terminates as a result of non-renewal by either party, Mr. Tiedemann’s post-employment non-competition and non-solicitation obligations will be immediately null and void.

The Continued Compensation will only be payable if Mr. Tiedemann complies with all terms and conditions of the Tiedemann Employment Agreement and Mr. Tiedemann (or his estate) executes and delivers to us a customary general release of claims in the form attached to the Tiedemann Employment Agreement.

If any dispute arises concerning the Tiedemann Employment Agreement or Mr. Tiedemann’s employment or his termination, the parties will submit the dispute to arbitration at JAMS in New York, NY.

The Tiedemann Employment Agreement also includes certain restrictive covenants for Mr. Tiedemann, including a customary (a) 12-month non-compete (provided, however, that if Mr. Tiedemann’s employment is terminated (i) without Cause prior to the third anniversary of the Closing Date, the non-compete will end six months following the Termination Date or (ii) as a result of non-renewal of the Tiedemann Employment Agreement, there will be no non-compete) (the “Restricted Period”), (b) non-interference and non-solicitation of our employees and clients (and prospective clients) during Mr. Tiedemann’s employment and the Restricted Period, and confidentiality, company work product and intellectual property, cooperation and non-disparagement provisions.  In addition, Mr. Tiedemann has agreed that the Company currently owns the rights to, uses, and may at its option continue to use, “Tiedemann” as a trade name and/or as trademark or service mark (or portion thereof) (the “Tiedemann Marks”) and Mr. Tiedemann has agreed not to challenge the validity or enforceability of the Tiedemann Marks and, until such time as we (or, if the Tiedemann Marks are assigned along with substantially all the assets of our business, our successors or assigns) cease to use the Tiedemann Marks, will not market, promote, distribute, or sell (or authorize others to market, promote, distribute or sell) to any third party, any private wealth or asset management services under the “Tiedemann” name or utilizing trademarks that are the same or similar to the Tiedemann Marks.  Subject to the foregoing, nothing contained in the Tiedemann Employment Agreement will prohibit, limit or otherwise impair Tiedemann in using the “Tiedemann” name with respect to any activities following Tiedemann’s employment with the Company.

Moran Employment Agreement.  Effective upon the closing of the Business Combination, the Company, Tiedemann Advisors, and Mr. Moran entered into an executive employment and restrictive covenant agreement (the “Moran Employment Agreement”) pursuant to which Mr. Moran agreed to serve in the capacity of Chief Operating Officer of the Company.  For his services, Mr. Moran is (a) paid a base salary, (b) eligible to receive a bonus with respect to each fiscal year under our annual incentive compensation plan, program and/or arrangements applicable to senior-level executives as established and modified from time to time by the Compensation Committee; provided, however, that in no event shall the target bonus in any fiscal year be less than the 50th percentile of annual bonuses, determined based on the Benchmarking Methodology (as defined below), and (c) eligible to participate in any equity and/or equity-based compensation plan(s) adopted and maintained by the Company from time to time (if any). The Base Compensation (as defined in the Moran Employment Agreement) will be subject to annual review for increase, but not decrease (other than as a result of an across the board reduction among the management team).  The “Benchmarking Methodology” is defined as:  the results of a benchmarking study of executives of similar title and role to Executive at comparable public companies, with such benchmarking study prepared by an independent third-party consulting firm that is selected by the Compensation Committee after consultation with Mr. Moran and engaged at our expense.  Mr. Moran’s employment will terminate upon the earliest to occur of the following: (a) the date of Mr. Moran’s death; (b) a termination of Mr. Moran’s employment by the Company due to Mr. Moran’s Disability (as defined in the Moran Employment Agreement); (c) Mr. Moran’s resignation without Good Reason (as defined below); (d) a termination of Mr. Moran’s employment by the Company for Cause; (e) a termination of Mr. Moran’s employment by the Company without Cause; or (f) the resignation of Mr. Moran for Good Reason.

“Good Reason” is defined as the occurrence of any of the following events without Mr. Moran’s consent: (a) a material reduction in Mr. Moran’s Base Compensation; (b) relocation of Mr. Moran’s primary place of employment such that the driving distance from Mr. Moran’s primary residence to the primary place of employment increases by more than twenty-five (25) miles; or (c) the material breach of the Moran Employment Agreement by the Company.  “Cause” is defined as:  (i) willful or deliberate failure to perform Mr. Moran’s duties required under the Moran Employment Agreement; (ii) material breach of a term of the Moran Employment Agreement; (iii) breach of fiduciary duty, dishonesty, willful misconduct or fraud in connection with any aspect of Mr. Moran’s employment, including in respect of any representations made by Mr. Moran in the Moran Employment Agreement, (iv) gross negligence in the performance of Mr. Moran’s duties required under the Moran Employment Agreement; (v) a violation of banking or securities industry laws, rules or regulations that constitutes a serious offense or that could or does result in a significant fine; (vi) indictment or the substantial equivalent for, conviction of or a plea of guilty or nolo contendere to (A) any felony or (B) a misdemeanor involving moral turpitude; (vii) engaging in willful conduct materially injurious to the business, reputation or goodwill of the Company or any of the Company Entities; or (viii) any material violation of policies, practices or standards of behavior of the Company or any of the Company Entities (including those set forth in any Employee Handbook, Compliance Manual, or Code of Ethics).

If Mr. Moran’s employment ends for any reason, Mr. Moran will be entitled to the following:  (a) any earned but unpaid Base Compensation through the Termination Date (as defined in the Moran Employment Agreement); (b) reimbursement for any unreimbursed business expenses incurred through the Termination Date; (c) any accrued but unused PTO (as defined in the Moran Employment Agreement) in accordance with Cartesian policy; and (d) any other accrued and vested payments (measured as of the Termination Date), benefits or fringe benefits to which Mr. Moran may be entitled under the terms of any applicable compensation arrangement, benefit or fringe benefit plan or program (collectively, the “Accrued Amounts”).

If Mr. Moran’s employment is terminated by the Company without Cause or by Mr. Moran with Good Reason, in addition to the Accrued Amounts, Mr. Moran will be entitled to the following continued compensation (the “Continued Compensation”):  (a) continuation of Mr. Moran’s then Base Compensation for 12 months (the “Severance Period”), payable as and when those amounts would have been payable had the Employment Term not ended; (b) any unpaid bonus from a prior year; (c) an amount equal to Mr. Moran’s prior year’s bonus; (d) continuation of the health benefits provided to Mr. Moran and his covered dependents, pursuant to COBRA, at the same portion of premiums the Company pays for active employees, for a period of up to 12 months.

If Mr. Moran’s employment terminates as a result of Mr. Moran’s death or Disability (as defined in the Moran Employment Agreement), in addition to the Accrued Amounts, Mr. Moran will be entitled to (a) a lump sum payment equal to the sum of (x) 12 months of Mr. Moran’s Base Compensation; and (y) the prior year’s bonus (prorated for the portion of the year worked) and (b) continuation of the health benefits provided to Mr. Moran and his covered dependents, pursuant to COBRA, at our sole cost, for a period of 12 months.

The Continued Compensation will only be payable if Mr. Moran complies with all terms and conditions of the Moran Employment Agreement and Mr. Moran executes and delivers to us a customary general release of claims.

If any dispute arises concerning the Moran Employment Agreement or Mr. Moran’s employment or his termination, the parties will submit the dispute to arbitration at JAMS in New York, NY.

The Moran Employment Agreement also includes certain restrictive covenants for Mr. Tiedemann, including a customary (a) 12-month non-compete, (b) non-interference and non-solicitation of our employees and clients (and prospective clients) during Mr. Moran’s employment for a period of two years following the termination of employment, and confidentiality, company work product and intellectual property, cooperation and non-disparagement provisions.

Graham Offer Letter. Ms. Graham has not entered into any employment agreement with the Company. Ms. Graham is party to an offer letter with the Company for her role as the Global General Counsel (now as Chief Legal, Compliance and Risk Officer) of the Company.  For her services, Ms. Graham is (a) paid a base salary and (b) eligible to receive a bonus with respect to each fiscal year under our annual incentive compensation plan, program and arrangements applicable to senior-level executives as established and modified from time to time by the Compensation Committee.

Equity Awards

The following table sets forth information with respect to the named executive officers unvested stock awards as of December 31, 2024.

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR END

			Stock Awards(1)
Name	Vesting Commencement Date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares of units of stock that have not vested (#)(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: Market value of unearned shares, units or other rights that have not vested ($)(3)
Michael Tiedemann	February 15, 2023	3,337	14,718	-	-

	February 15, 2023	15,334	67,631	-	-

	February 15, 2023	32,420	142,970	-	-

	February 15, 2024	173,729	766,144	-	-

		-	-	458,733	2,023,013

Kevin Moran	February 15, 2023	3,337	14,718	-	-

	February 15, 2023	15,334	67,631	-	-

	February 15, 2023	76,122	335,700	-	-

	February 15, 2024	41,354	182,380	-	-

		-	-	236,967	1,045,024

Colleen Graham	February 15, 2023	35,757	157,688	-	-

	February 15, 2023	8,032	35,422	-	-

	February 15, 2024	34,915	153,976	-	-

	February 15, 2024	59,322	261,610	-	-

		-	-	77,092	339,976

(1)	Represents unvested RSUs and unearned PSUs as of December 31, 2024 granted under the 2023 Plan.

(2)
Unless otherwise set forth below, the RSUs vest in three equal annual installments commencing upon the first anniversary of the vesting commencement date, subject to continued service through each applicable vesting date.

(3)	Based on the closing price of our common stock on December 31, 2024, which was $4.41.

(4)
Represents the target number of PSUs awarded to each named executive officer.  33.33% of the PSUs shall be eligible to vest at the end of each of three annual performance periods beginning on March 31, 2025, subject to the NEO’s continued service with the Company through the applicable performance period, based on the total shareholder return of the Class A Common Stock exceeding certain thresholds. The maximum number of PSUs that may vest over three years is 200% of the target number.

DIRECTOR COMPENSATION

Our director compensation philosophy is to provide competitive, fair and reasonable compensation to non-employee directors in order to attract the expertise and leadership necessary to provide strong corporate governance and maximize long-term stockholder value.  Further, we believe director compensation should be aligned with the long-term interests of stockholders by creating and encouraging stock ownership.

The Compensation Committee, reviews director compensation annually to ensure that it is appropriate, competitive and effective.  This process focuses on pay elements; compensation levels and mix; board and committee expertise, structure and roles; and best practices of comparable companies in our industry.

Cash Compensation Paid to Board Members

Board service has evolved in recent years due to technological advances, ever-increasing expectations for responsiveness, and increasing corporate governance requirements.  Directors receive a retainer fee for board service, as well as a retainer fee for each committee on which the director serves.  Directors do not receive additional remuneration for meeting attendance.  We believe that the retainer-only approach better reflects the ‘on call’ nature of board service.

Employee directors receive no additional compensation for Board service.  The following chart outlines current non-employee director cash compensation based on role.

	Retainer ($)

	Chair	Member
Board Service	$40,000	$100,000

Committee Service

Audit Committee	$20,000	$10,000

Compensation Committee	$10,000	$5,000

ESG&N Committee	$10,000	$5,000

Transaction Committee	$10,000	$5,000

Equity Compensation Paid to Board Members

In order to align Board interests with stockholders, non-employee directors typically receive an annual grant of restricted stock under the 2023 Plan with a value of approximately $110,000.  All director equity grants vest at the earliest of (i) the business day immediately prior to the next annual meeting or (ii) June 30th of the year following the grant date.

The following table presents the total compensation for each person who served as a non-employee member of our Board during the fiscal year ended December 31, 2024.  Other than as set forth in the table and described more above, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board during the fiscal year ended December 31, 2024.  We reimburse non-employee members of our Board for reasonable travel and out-of-pocket expenses incurred in attending meetings of our Board and committees of our Board.  Mr. Tiedemann, who is our Chief Executive Officer, did not receive any additional compensation for their service as directors.

The compensation received by Mr. Tiedemann, as an NEO of the Company, is presented in the “2024 Summary Compensation Table” above.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1) (2)	All Other Compensation ($)	Total($)
Ali Bouzarif	101,250	217,350	-	318,600
Nazim Cetin	27,500	99,752	-	127,252
Norma Corio	122,500	217,350	-	339,850
Mark Furlong	127,500	217,350	-	344,850
Timothy Keaney	155,000	335,905	-	490,905
Judy Lee	90,000	107,796	-	197,796
Tracey Brophy Warson Andreas Wimmer	115,000 25,000	217,350 99,752	- -	332,350 124,752
Peter Yu	86,250	107,796	-	194,046

(1)
The amounts in this column represent the aggregate grant date fair value of restricted stock units granted to each non-employee director, computed in accordance with FASB Accounting Standards Codification Topic 718.  Such grant date fair values do not take into account any estimated forfeitures.  See our audited consolidated financial statements appearing in our 2024 Annual Report for assumptions underlying the valuation of equity awards.  The amounts reported in this column reflect the accounting cost for these restricted stock units and do not correspond to the actual economic value that may be received by our non-employee directors upon the vesting of restricted stock units or any sale of the underlying shares of common stock.

(2)	The number of unvested restricted stock units held by each non-employee director at fiscal year-end 2024 is shown below.

Name	Number of Unvested RSUs (#)
Ali Bouzarif	22,312.37
Nazim Cetin	22,774.33
Norma Corio	22,312.37
Mark Furlong	22,312.37
Timothy Keaney	34,482.76
Judy Lee	-
Tracey Brophy Warson	22,312.37
Andreas Wimmer	22,774.33
Peter Yu	-

Compensation-Related Risk Assessment

Our Compensation Committee assesses and monitors whether any of our compensation policies and programs are reasonably likely to have a material adverse effect on our Company.  The Compensation Committee and management do not believe that the Company presently maintains compensation policies or practices that are reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees.  In reaching this conclusion, the Compensation Committee considered all components of our compensation program and assessed any associated risks.  The Compensation Committee also considered the various strategies and measures employed by the Company that mitigate such risk, including:  (i) the overall balance achieved through our use of a mix of cash and equity, annual and long-term incentives and time-and performance-based compensation; (ii) our use of multi-year vesting periods for equity grants; and (iii) the oversight exercised by the Compensation Committee over the performance metrics and results under the 2023 Plan.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors has nominated eight directors for election at this year’s Annual Meeting on the recommendation of our ESG&N Committee.

Name	Term Expiring
Ali Bouzarif	2026 Annual Meeting
Nazim Cetin	2026 Annual Meeting
Norma Corio	2026 Annual Meeting
Mark Furlong	2026 Annual Meeting
Timothy Keaney	2026 Annual Meeting
Michael Tiedemann	2026 Annual Meeting
Tracey Brophy Warson Andreas Wimmer	2026 Annual Meeting 2026 Annual Meeting

The section titled “Directors & Executive Officers” beginning on page 6 of this Proxy Statement contains more information about the leadership skills and other experience that caused the ESG&N Committee and the Board of Directors to determine that these nominees should serve as directors of the Company.

We believe that each of these directors possesses the experience, skills, and qualities to fully perform his or her duties as a director and contribute to our success.  Our directors have been nominated because they possess the highest standards of personal integrity, interpersonal and communication skills, are highly accomplished in their fields, understand the interests and issues that are important to our stockholders, and are able to dedicate sufficient time to fulfilling their obligations as directors.  Our directors as a group complement each other with their respective experiences, skills, and qualities.  While our directors make up a diverse group in terms of age, gender, and professional experience, together they comprise a cohesive body in terms of Board process and collaboration.

Vote Required.  Under our Bylaws, if a quorum is present, the directors will be elected by a plurality of the votes of shares present and entitled to vote.  Accordingly, the nominees who receive the largest number of votes actually cast will be elected.

Board Recommendation

For this year’s election, the Board has nominated eight director candidates.  The Board believes these director nominees provide AlTi with the combined depth and breadth of skills, experience and qualities required to contribute to an effective and well-functioning Board.

The biographical information about each director nominee in the section titled “Directors & Executive Officers” beginning on page 6 highlights the experience, qualifications, attributes and skills possessed by such director nominee that led the Board to determine that he or she should serve as director.
THE BOARD RECOMMENDS STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee and Board selected and appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the 2025 fiscal year.  KPMG has served as the Company’s registered public accounting firm since the consummation of the Business Combination.  In selecting KPMG as the Company’s independent registered public accounting firm for 2025, the Audit Committee and the Board considered several factors, including:

•	The professional qualifications of KPMG, the lead audit partner, and other key engagement personnel.

•	KPMG’s independence and its processes for maintaining its independence.

•	The appropriateness of KPMG’s fees for audit and non-audit services.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of KPMG to our stockholders for ratification.  The Audit Committee will consider the outcome of this vote in future deliberations regarding the appointment of our independent registered public accounting firm; however, the Audit Committee is solely responsible for the appointment and termination of our auditors and may do so at its discretion.

A representative from KPMG is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and answer questions, if any.

Vote Required.  If a quorum is present, ratification of the appointment of our independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting are cast “FOR” ratification.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR.

Fees and Services of Independent Registered Public Accounting Firm

The table below summarizes the fees and expenses billed to us by KPMG for the year ended December 31, 2024 and the year ended December 31, 2023.

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total
2024	$4,853,500	$-	$-	$-	$4,853,500
2023	$7,350,312	$227,348	$-	$-	$7,577,660

Audit Fees.  Audit fees were for professional services rendered for the audit of the Company’s annual financial statements, the audit of internal controls over financial reporting, the review of quarterly financial statements, and the review of statutory and regulatory filings.

Audit-Related Fees.  We did not pay KPMG for consultations concerning financial accounting and reporting standards for the year ended December 31, 2024 and 2023, respectively.

Tax Fees.  We did not pay KPMG for tax planning and tax advice for the years ended December 31, 2024 and 2023, respectively.

All Other Fees.  We did not pay KPMG for other services for the years ended December 31, 2024 and 2023, respectively.

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Vote Required.  If a quorum is present, ratification of the appointment of our independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting are cast “FOR” ratification.

Board Recommendation

The Board recommends stockholders vote “FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

PROPOSAL NO. 3
To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares

Overview

On April 24, 2025, the Board approved, subject to stockholder approval, Amendment No. 1 to the 2023 Plan (the “Amendment” and the 2023 Plan as so amended, the “Amended Plan”) to increase the number of shares available for issuance under the 2023 Plan and the limit on the number of shares that may be issued pursuant to incentive stock options by, in each case, from 11.8 million shares of Class A Common Stock to 20.81 million shares. Of the resulting share reserve, approximately 10.21 million shares (1.2 million shares available for grant as of April 21, 2025 plus 9.01 million shares being requested under this proposal) would be available for new awards, not including any shares that would become available again upon the expiration, termination, cancellation, cash settlement or forfeiture of certain previously-issued awards, as described below. Based solely on the closing price of our common stock as reported by Nasdaq on April 21, 2025 and the maximum number of shares that would have been available for awards as of such date under Amended Plan, the maximum aggregate market value of the Class A Common Stock that could potentially be issued under the Amended Plan is $33,488,800. A copy of the Amendment is attached to this Proxy Statement as Exhibit A.

The Compensation Committee believes the number of shares of Class A Common Stock available for issuance under the 2023 Plan is not sufficient to make the grants that will be needed over the next two years to provide adequate long-term equity incentives to the Company’s key employees. Approval of the Amended Plan will enable the Company to continue making equity compensation grants that serve as incentives to retain and recruit key employees and to continue aligning the interests of its employees with stockholders.

Plan Development

In determining the number of shares to add to the authorized share pool for the 2023 Plan, the Compensation Committee considered a number of factors, including key data relating to outstanding equity awards and shares available for grant, historical share usage, and future share needs. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. The Compensation Committee and the Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

The Compensation Committee also considered the fact that the Company’s evolving compensation program will be heavily weighted to equity compensation, and that the Company’s equity compensation will be heavily weighted to performance-based incentives. We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

The Company expects that the shares requested under the Amended Plan will provide for grants to Company personnel for the remainder of 2025 and through 2026.

As of the Record Date, there was no stock option to acquire the shares of Class A Common Stock outstanding under our 2023 Plan. In addition, as of the Record Date, there were 5,877,252.73 shares outstanding under unvested restricted stock unit awards (“RSUs”) under our 2023 Plan and 1,304,054.42 shares outstanding under unvested performance-based restricted stock unit awards (“PSUs”) under our 2023 Plan. Other than the foregoing, no awards under our equity compensation plans were outstanding as of the Record Date.

Burn Rate

Our Compensation Committee determined the size of reserved pool under the Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by our stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees for the next two years.

Discussion of the Amended Plan

The following summary does not purport to be a complete description of all the provisions of the Amended Plan and is qualified by reference to the 2023 Plan, as proposed to be amended by the Amendment. Stockholders should refer to the Amended Plan attached as Exhibit A to this Proxy Statement.

Plan Administration. The Amended Plan will be administered by the Compensation Committee of the Board, the Board or such other similar committee of directors in accordance with the terms of the Amended Plan. The plan administrator (the “Administrator”), which is currently the Compensation Committee, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan, with the Board administering the Amended Plan in respect of non-employee directors. The Administrator may delegate to a committee consisting of one or more directors or one or more officers the authority to grant or amend awards or to take other administrative actions pursuant to the terms of the Amended Plan, provided that in no event will an officer be delegated the authority to grant awards to, or amend awards held by (i) individuals who are subject to Section 16 of the Exchange Act or (ii) officers (or directors) to whom authority to grant or amend awards has been delegated by the Administrator.

Eligibility. The Amended Plan allows the Company to make equity and other equity or cash-based incentive awards to officers, employees, directors and consultants of the Company and its subsidiaries. As of the Record Date, approximately 134 individuals will be eligible to participate in the Amended Plan, which includes approximately six officers, 121 employees who are not officers, zero consultants and seven non-employee directors.

Authorized Shares. The Company has reserved 11,788,132 shares of Class A Common Stock for the issuance of awards under the 2023 Plan (the “Share Limit”). If this proposal is adopted, the Share Limit will increase to 20.81 million shares under the Amended Plan. The Share Limit is subject to adjustment in the event of a stock dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other equity restructuring or change in the corporate structure of the Company affecting shares. The maximum aggregate number of shares of Class A Common Stock that may be issued upon exercise of incentive stock options under the Amended Plan will not exceed the Share Limit, as amended. Shares underlying any awards under the Amended Plan that are forfeited, canceled, surrendered pursuant to an exchange program for different awards under the Amended Plan or transferred to a financial institution or other person selected by the Administrator, held back or otherwise used upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the Amended Plan and, to the extent permitted under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), the shares that may be issued as incentive stock options. Substitute awards issued under the Amended Plan in connection with the assumption of, or substitution for, an equity award issued by a company acquired by, or merged with, the Company will not reduce the number of shares available under the Amended Plan, except as may be required by reason of Section 422 of the Code in respect of incentive stock options. If the Company or a subsidiary acquires another entity that has shares available for issuance under its own equity plan, such available shares, adjusted appropriately to reflect such acquisition, may be used for awards under the Amended Plan to individuals not employed by the Company or its subsidiaries at the time of such corporate acquisition, without adding to or reducing the number of shares available under the Amended Plan.

Non-Employee Director Compensation Limit. The Amended Plan contains a limitation whereby the value of all awards under the Amended Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year may not exceed $500,000. The Administrator may make exceptions to this limit in extraordinary circumstances, provided that the non-employee director receiving any such additional compensation does not participate in the determination.

Stock Options. The Amended Plan permits the granting of both options to purchase Class A Common Stock intended to qualify as incentive stock options under Section 422 of the Code (“incentive stock options”) and options that do not so qualify (“non-qualified options”). Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its parent and subsidiary corporations, as determined under Section 424 of the Code. Non-qualified options may be granted to any persons eligible to receive awards under the Amended Plan. The option exercise price of each option will be determined by the Administrator but generally may not be less than 100% of the fair market value of the Class A Common Stock on the date of grant or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant, or five years in the case of an incentive stock option granted to a ten percent stockholder. The Administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options. Other than pursuant to the provisions of the Amended Plan regarding adjustments and treatment of award in the event of a merger or certain other transactions, the Administrator may not, without the approval of the Company’s stockholders, reduce the exercise price of an option after it is granted, cancel an option when the per share exercise price exceeds the fair market value of the underlying shares in exchange for cash or another award, cancel an outstanding option in exchange for an option with a per share exercise price that is less than the per share exercise price of the original option, or take any other action with respect to an option that may be treated as repricing pursuant to applicable securities exchange rules.

Upon the exercise of options, the option exercise price must be paid in full either in cash, by check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of Class A Common Stock that are beneficially owned by the optionee free of restrictions. Subject to applicable law, the exercise price may also be paid with consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Amended Plan. In addition, the Administrator may permit non-qualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with an aggregate fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Class A Common Stock, or cash, equal to the value of the appreciation in our stock price over the exercise price. The exercise price generally may not be less than 100% of the fair market value of Class A Common Stock on the date of grant. The term of each stock appreciation right will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock appreciation right may be exercised. Other than pursuant to the provisions of the Amended Plan regarding adjustments and treatment of award in the event of a merger or certain other transactions, the Administrator may not, without the approval of the Company’s stockholders, reduce the exercise price of a stock appreciation right after it is granted, cancel a stock appreciation right when the per share exercise price exceeds the fair market value of the underlying shares in exchange for cash or another award, cancel an outstanding stock appreciation right in exchange for a stock appreciation right with a per share exercise price that is less than the per share exercise price of the original stock appreciation right, or take any other action with respect to a stock appreciation right that may be treated as repricing pursuant to applicable securities exchange rules.

Restricted Stock / Restricted Stock Units. The Administrator may award restricted shares of Class A Common Stock and restricted stock units to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified vesting period.

Other Awards. The Administrator may grant other stock or cash-based awards under the Amended Plan to participants, subject to the terms and conditions determined by the Administrator in its discretion. The Administrator may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Class A Common Stock.

Changes to Capital Structure. The Amended Plan requires the Administrator to make appropriate adjustments to the number of shares of Class A Common Stock that are subject to the Amended Plan, and to any outstanding awards, to reflect any stock dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other equity restructuring or change in the corporate structure of the Company affecting shares of Class A Common Stock.

Change in Control. The Amended Plan provides that in the event of any “change in control,” as defined in the Amended Plan, each outstanding award will be treated as the Administrator determines in its sole discretion and on such terms and conditions as the Administrator deems appropriate, including, without limitation: assumption or substitution of awards by the successor entity; following written notice to participants, termination of awards immediately prior to the consummation of such transaction; acceleration of outstanding awards in whole or in part, prior to or upon consummation of such transaction; termination of awards in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction; the replacement of awards with other rights or property selected by the Administrator in its sole discretion; provide that the awards cannot vest, be exercised or become payable after such event; or any combination of the foregoing. In the event that the successor corporation in a change in control does not assume or substitute for an award (or portion thereof), the Administrator will (i) cause any or all of such award (or portion thereof) to terminate in exchange for cash, rights or other property, or (ii) cause the participant to fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to awards with performance criteria, all performance goals will be deemed achieved at the greater of actual performance or 100% of target levels and all other terms and conditions met.

Tax Withholding Obligation. Participants in the Amended Plan are responsible for the payment of any federal, state, local, foreign or other taxes required by law to be withheld upon the exercise of options or stock appreciation rights or vesting or delivery of other awards. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a participant to satisfy such tax withholding obligation, in whole or in part by (without limitation), by: paying cash; electing to have the Company withhold from shares of Class A Common Stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due; delivering to the Company already-owned shares having an aggregate fair market value equal to the statutory amount required to be withheld, provided the delivery of such shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; selling a sufficient number of shares otherwise deliverable to the participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld; or any combination of the above permitted forms of payment.

Restrictions on Transfer. The Amended Plan generally does not allow for the transfer or assignment of awards, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; however, the Administrator may permit the transfer of awards by gift to a family member or another transferee specifically approved by the Administrator.

Amendments and Termination. The Administrator may amend or discontinue the Amended Plan and the Administrator may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but generally no such action may materially and adversely affect rights under an award without the holder’s consent. Certain amendments to the Amended Plan require the approval of the Company’s stockholders. No awards may be granted under the Amended Plan after the date that is ten years from the date on which the 2023 Plan was adopted by the Board.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the Amended Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on such participant’s particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant, exercise, vesting or settlement of an award or the disposition of stock acquired under the Amended Plan. The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Tax Consequences to the Participants

Non-Qualified Options. Generally, there is no taxation to the participant upon the grant of a non-qualified option. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Incentive Stock Options. A participant generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the participant holds a share received upon exercise of an incentive stock option for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, then the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the exercise price paid by the participant for that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, then the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an incentive stock option exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

Restricted Stock Awards. Generally, a participant who is granted a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the participant in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the participant generally will not recognize income until the restrictions constituting the substantial risk of forfeiture lapse, at which time the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date of such lapse over any amount paid by the participant in exchange for the stock. A participant may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the participant for the stock. The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse.

Restricted Stock Unit Awards. Generally, a participant who is granted a restricted stock unit award will recognize ordinary income at the time the stock is delivered equal to (1) the excess, if any, of the fair market value of the stock received over any amount paid by the participant in exchange for the stock or (2) the amount of cash paid to the participant. The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Stock Appreciation Rights. Generally, a participant who is granted a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.

Performance Awards and Other Stock Awards. Generally, a participant who is granted a performance award or other stock award will recognize ordinary income equal to the fair market value of the stock received over any amount paid by the participant in exchange for such stock, or the amount of cash paid to the participant.

Tax Consequences to the Company

General. In each case described above, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant with respect to the stock award at the same time the participant recognizes such ordinary income. The Company’s ability to realize the benefit of any tax deductions depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Compensation of Covered Employees. The ability of the Company to obtain a deduction for amounts paid under the Amended Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Amended Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits and Plan Benefits

The Compensation Committee has the discretion to grant awards under the Amended Plan and, therefore, it is not possible as of the date of this proxy statement to determine future awards that will be received by the Company’s executive officers or others under the Amended Plan. However, the Compensation Committee has approved certain retention awards that, if the Amended Plan is approved, will be awarded in the form of RSUs. The table below sets forth the number of RSUs that will be awarded to the named executive officers and the other individuals and groups indicated below if the Amended Plan is approved:

Name and Principal Position	Restricted Stock Unit Awards (#)
Michael Tiedemann, Chief Executive Officer	0
Kevin Moran, President and Chief Operating Officer	692,612.14
Colleen Graham, Chief Legal, Compliance and Risk Officer	593,667.55
All current executive officers (five executive officers)	2,291,275.73
All current non-employee directors	0
All employees (other than executive officers and directors)	1,464,116.09

The following table sets forth the number of RSUs and PSUs that have been granted under the 2023 Plan to named executive officers and the other individuals and groups indicated since the inception of the 2023 Plan.

Name and Principal Position	Restricted Stock Unit Awards (#)	Target Performance-Based Restricted Stock Unit Awards (#)	Total (#)
Michael Tiedemann, Chief Executive Officer	250,36.67	458,73.21	709,100.88
Kevin Moran, President and Chief Operating Officer	183,549.02	236,967.37	420,516.39
Colleen Graham, Chief Legal, Compliance and Risk Officer	159,920.76	77,092.13	237,012.89
All current executive officers (five executive officers)	887,957.48	890,314.13	1,778,271.61
All current non-employee directors	373,400.18	-	373,400.18
Each nominee for election as a director	623,768	458,733	1,082,501
Each associate of any of such directors, executive officers or nominees	-	-	-
Each other person who received or is to receive 5 percent of such options, warrants or rights	-	-	-
All employees (other than executive officers and directors)	5,515,162.20	413,740.30	5,928,902.51

If the Company’s stockholders approve this proposal, the Amended Plan will become effective as of the date on which the Amended Plan is approved by stockholders, and awards may be granted under the Amended Plan. If the Company’s stockholders do not approve the Amended Plan, the Company will continue to grant awards under the 2023 Plan as long as shares are available for such purpose.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the Amended Plan.

Board Recommendation

The Board recommends stockholders vote “FOR” the 2023 Plan, as amended, to increase the number of shares of Class A Common Stock available for issuance under the 2023 Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed with the SEC nor shall this information be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a filing.

Our Audit Committee consists of Chair, Mark Furlong and members, Norma Corio and Timothy Keaney.  The Board has determined that each Audit Committee member is “independent,” as independence for audit committee members is defined in the applicable Nasdaq listing standards and rules of the SEC.  The Board also determined that all members of the Audit Committee are financially literate, and each of Mr. Furlong and Mr. Keaney have been designated as an “audit committee financial expert”, as such term is defined in Item 407 of Regulation S-K.  Although designated as audit committee financial experts, the Audit Committee Chair and members are not accountants for the Company nor, under SEC rules, an “expert” for purposes of the liability provisions of the Securities Act or for any other purpose.

The role of the Audit Committee is to (a) oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; (b) oversee the Company’s compliance with legal and regulatory requirements; (c) oversee the performance of the Company’s internal audit function; (d) take, or recommend that the Board of the Company take, appropriate action to oversee the qualifications, independence, and performance of the Company’s independent auditors; and (e) prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

The Audit Committee influences the overall tone for quality financial reporting, sound internal controls, and ethical behavior.  Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of the accounting and reporting policies that are used by the Company, and for the establishment and effectiveness of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles, expressing an opinion on the effectiveness of internal control over financial reporting (when required), and for reviewing the Company’s interim consolidated financial statements.

The independent auditors report directly to the Audit Committee.  The Audit Committee has the sole authority and responsibility to recommend to the Board the nomination of the independent auditors for approval by the stockholders on an annual basis.  The Audit Committee is directly responsible for the appointment, retention, termination, compensation, evaluation and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

Our Audit Committee has reviewed and discussed with our management and our independent registered public accounting firm, KPMG LLP, the audited consolidated financial statements for the fiscal year ended December 31, 2024.  Our Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

Our Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit Committee concerning independence and has discussed with KPMG LLP its independence.

Based upon the reports and discussions described above, the Audit Committee, in accordance with its responsibilities, recommended to the Board that the audited consolidated financial statements be included in our 2024 Annual Report.

MEMBERS OF THE AUDIT COMMITTEE

Mark Furlong (Chair)
Norma Corio
Timothy Keaney

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC.  As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  The address of that website is http://www.sec.gov.  In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC.  The address of that website is https://ir.alti-global.com/financial-information/sec-filings.

COST OF PROXY STATEMENT

We will bear the cost of the solicitation of proxies on behalf of the Board.  In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means.  None of our directors, officers, or employees will be specifically compensated for those activities.  However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

ADDITIONAL INFORMATION INCORPORATED BY REFERENCE

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement.  Our financial statements and other information required by Item 13(a) are incorporated by reference to our Annual Report on Form 10-K filed with the SEC on March 17, 2025.  In addition, all documents the Company files under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made in this Proxy Statement are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “guidance,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements may include, but are not limited to, statements regarding the consummation of the Allianz Transaction, our M&A pipeline and expected benefits of the investments.  These statements are based on various assumptions, whether or not identified in this Proxy Statement, and on the current expectations of the Company’s management and are not predictions of actual performance.  These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.  Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.  Many actual events and circumstances are beyond the control of the Company.  These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s ability to successfully consummate the investments and obtain stockholder approval; the Company’s projected financial information, growth rate, and market opportunity; the effect of economic downturns and political and market conditions beyond the Company’s control, including a reduction in consumer discretionary spending that could adversely affect the Company’s business, financial condition, results of operations and prospects; the Company’s ability to grow and manage growth profitably; the Company’s ability to raise financing in the future, if and when needed; the impact of applicable laws and regulations, whether in the United States, United Kingdom or other foreign countries, and any changes thereof, on the Company; the impact of the Company’s dependence on leverage by certain funds, underlying investment funds and portfolio companies and related volatility; the Company’s ability to successfully compete against other companies; and the risks discussed in the Company’s Annual Report on Form 10-K filed on March 17, 2025, including under the heading “Risk Factors” and other documents of the Company filed, or to be filed, with the SEC.  If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.  There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.  In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Proxy Statement.  The Company anticipates that subsequent events and developments will cause the Company’s assessments to change.  However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Proxy Statement.  Accordingly, undue reliance should not be placed upon the forward-looking statements.

STOCKHOLDER COMMUNICATIONS

General.  All interested parties, including stockholders, may communicate with the Company or our Board by letter addressed to AlTi Global, Inc., Attention: Colleen Graham, Chief Legal, Compliance & Risk Officer, 22 Vanderbilt Ave., 27th Floor, New York, New York 10017. This centralized process assists our Board in reviewing and responding to communications in an appropriate manner.  If an interested party would like the letter to be forwarded directly to the Chair, or if no Chair is listed, the members of the standing committees of the Board, he or she should so indicate.  If no specific direction is indicated, the Secretary of the Company will review the letter and forward it to the appropriate Board member(s).

Submission of Stockholder Proposals and Director Nominations for 2026 Annual Meeting.  Any stockholder of the Company who wishes to present a proposal for inclusion in the Proxy Statement and form of proxy for action at the 2025 Annual Meeting must comply with our Bylaws and the rules and regulations of the SEC, each as then in effect.  Such proposals must be mailed to us at our office at 22 Vanderbilt Ave., 27th Floor, New York, New York 10017, Attention:  Colleen Graham, Chief Legal, Compliance & Risk Officer.  Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders.  In order to be timely, we must receive notice of your intention to introduce a nomination or propose an item of business at our 2026 Annual Meeting between February 16, 2026 and March 18, 2026.  If we change the date of our 2026 Annual Meeting by more than thirty days before, or more than sixty days after, the one-year anniversary of the Annual Meeting, then the written notice of a stockholder proposal that is not intended to be included in our Proxy Statement must be delivered, or mailed and received, not later than the ninetieth day prior to our 2026 Annual Meeting or, if later, the tenth day following the day on which certain public disclosure as described in our Bylaws of the meeting date is made.  The public announcement of an adjournment or postponement of the 2026 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement.  You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.

Pursuant to Rule 14a-8 under the Exchange Act, our stockholders may present proper proposals for inclusion in our Proxy Statement and form of proxy and for consideration at the next annual meeting by submitting their proposals to us in a timely manner.  Stockholder proposals as permitted by SEC Rule 14a-8 for inclusion in our proxy materials relating to the 2026 Annual meeting must be submitted to the Corporate Secretary in writing no later than December 30, 2025.

In addition, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act.  The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named as proxies will vote in their discretion as they may deem appropriate.

By order of the Board of Directors,

Michael Tiedemann
Chief Executive Officer

April 29, 2025

Exhibit A

ALTI GLOBAL, INC.
AMENDMENT NO. 1 TO
2023 STOCK INCENTIVE PLAN

WHEREAS, the Board of Directors of AlTi Global, Inc., a Delaware corporation (the “Company”), previously approved and adopted the Alvarium Tiedemann Holdings, Inc. 2023 Stock Incentive Plan (the “2023 Plan”); and

WHEREAS, the Board of Directors has determined that it is in the best interest of the Company to amend the 2023 Plan as set forth in this Amendment No. 1 (this “Amendment”).

NOW, THEREFORE, the 2023 Plan is amended as follows:

1.	Amendments

1.01.      Section 2(l) of the 2023 Plan is hereby amended and restated in its entirety to read as follows:

“(l) “Company” means AlTi Global, Inc., a Delaware corporation or any successor thereto.

1.02.       Section 2(kk) of the Plan is hereby amended and restated in its entirety to read as follows:

“(kk) “Plan” means this AlTi Global, Inc. 2023 Stock Incentive Plan, as may be amended from time to time.”

1.03.      Section 3(a) of the 2023 Plan is hereby amended and restated in its entirety to read as follows:

“(a)       Stock Subject to the Plan. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 20,798,132 Shares (the “Initial Share Pool”); provided, however, that the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the Initial Share Pool. The Shares may be authorized but unissued, or reacquired Common Stock.”

2.	Miscellaneous

2.01.      Effect.  Except as amended hereby, the 2023 Plan shall remain in full force and effect.

2.02.     Defined Terms.  All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the 2023 Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.      Governing Law.  This Amendment shall be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflict of laws.

ADOPTED BY BOARD OF DIRECTORS:	April 24, 2025

APPROVED BY STOCKHOLDERS:	[●], 2025

 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  V73181-P30663  For Against Abstain  To ratify the appointment of KPMG LLP as our  independent registered public accounting firm for the ! ! !  fiscal year ended December 31, 2025.  To approve an amendment to the Company’s 2023 ! ! !  Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares.  To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.  Nominees:  ALTI GLOBAL, INC.  The Board of Directors recommends you vote FOR the following proposals:  1. To vote to elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  For  Withhold  1a.  Ali Bouzarif  !  !  2.  1b.  Nazim Cetin  !  !  3.  1c.  Norma Corio  !  !  1d.  Mark Furlong  !  !  1e.  Timothy Keaney  !  !  4.  1f.  Michael Tiedemann  !  !  1g.  Tracey Brophy Warson  !  !  1h.  Andreas Wimmer  !  !  SCAN TO  VIEW MATERIALS & VOTE    ALTI GLOBAL, INC.  22 VANDERBILT AVE., 27TH FLOOR NEW YORK, NEW YORK 10017  VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/ALTI2025  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.  V73182-P30663  ALTI GLOBAL, INC.  ANNUAL MEETING OF STOCKHOLDERS JUNE 16, 2025 10:00 AM, ET  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  The stockholder(s) hereby appoint(s) Michael Tiedemann and Colleen Graham, or each of them acting singly, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ALTI GLOBAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in virtual format at 10:00 AM, ET on June 16, 2025, at www.virtualshareholdermeeting.com/ALTI2025, and any adjournment or postponement thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  Continued and to be signed on reverse side